AMIDEXTM FUNDS, INC.

Securities Act Registration No. 333-68099
Investment Company Act Reg. No. 811-09123

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 27	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No. 30
(Check appropriate box or boxes.)

AMIDEX™ FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

970 RITTENHOUSE RD., EAGLEVILLE, PA	19403
(Address of Principal Executive Offices)	(Zip Code)

(610) 666-1330
(Registrant's Telephone Number, including Area Code)

CLIFFORD A. GOLDSTEIN, PRESIDENT
970 RITTENHOUSE RD
EAGLEVILLE, PA 19403
(Name and Address of Agent for Service)

With Copy To:

DAVID F. GANLEY
MATRIX CAPITAL GROUP, INC.
630 FITZWATERTOWN ROAD
BUILDING A, SECOND FLOOR
WILLOW GROVE, PA 19090

Approximate Proposed Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)
     [X]   immediately upon filing pursuant to Rule 485, paragraph (b)
     [   ]  on _____________ pursuant to Rule 485, paragraph (b)
     [   ]  60 days after filing pursuant to Rule 485, paragraph (a)(1)
     [   ]  on                            pursuant to Rule 485, paragraph (a)(1)
     [   ]  75 days after filing pursuant to Rule 485, paragraph (a)(2)
     [   ]  on _____________ pursuant to Rule 485, paragraph (a)(2)

If appropriate, check the following box:
     [   ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PURSUANT TO RULE 24F-2  UNDER THE  INVESTMENT  COMPANY  ACT OF 1940,  REGISTRANT HEREBY  DECLARES  THAT AN  INDEFINITE  NUMBER  OR  AMOUNT  OF  SHARES  ARE BEING REGISTERED UNDER THE SECURITIES ACT OF 1933.

PROSPECTUS

Dated September 30th, 2011

AMIDEX™ Funds, Inc.
630 FITZWATERTOWN ROAD
BUILDING A, SECOND FLOOR
WILLOW GROVE, PA 19090
1-888-876-3566

AMIDEX35™ ISRAEL MUTUAL FUND
No Load Class (Symbol: AMDEX)
This Prospectus relates to the No-Load shares of the AMIDEX35™ Israel Mutual Fund currently offered by AMIDEX™ Funds, Inc. (the "Company"), an open-end investment management company consisting of one portfolio, the AMIDEX35™ Israel Mutual Fund.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME

FUND SUMMARY	2
FEES AND EXPENSES	2
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISK AND DISCLOSURE OF PORTFOLIO HOLDINGS	5
FUND'S MANAGEMENT	7
HOW TO BUY AND SELL SHARES	8
DIVIDENDS AND DISTRIBUTIONS	10
TAX CONSIDERATIONS	10
GENERAL INFORMATION	11
FOR MORE INFORMATION	13

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FUND SUMMARY
Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES: (Fees paid directly from your investment)
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES (As a percentage of offering price)	None
MAXIMUM DEFERRED SALES CHARGE (LOAD) (As a percentage of redemption proceeds)	None
REDEMPTION FEES (as a percentage of amount redeemed for shares held less than 365 calendar days)	2.00%
EXCHANGE FEES	None

ANNUAL FUND OPERATING EXPENSES: (Expenses that are deducted from Fund assets)
MANAGEMENT FEES	0.80%
SERVICE AND DISTRIBUTION (12b-1) FEES	0.25%
OTHER EXPENSES	1.57%
ACQUIRED FUND FEES AND EXPENSES	0.01%
TOTAL ANNUAL FUND OPERATING EXPENSES (1)	2.63%
1.	The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements because the financial statements include only direct operating expenses incurred by the Fund, not the indirect costs of investing in Underlying Funds.
EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COSTS OF INVESTING IN THE FUND WITH THE COSTS OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:
One Year	Three Years	Five Years	Ten Years
$471	$817	$1,395	$2,964

You would pay the following expenses if you did not redeem your shares:

One Year	Three Years	Five Years	Ten Years
$266	$817	$1,395	$2,964

If you hold your shares for less than 365 days, a fee of 2.00% of the net amount redeemed of your Fund shares will be charged to you as an early redemption fee.
Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.06% of the average value of its portfolio.
Principal Investment Strategies of the Fund.
The Fund will invest at least 95% of its net assets in the common stocks of the companies comprising the AMIDEX35TM Index (the “Index”), in approximately the same percentages as those companies are included in the Index or until the Fund’s net assets reach $25 million, the Adviser may invest Fund assets in a representative sample of Index securities and other permissible securities. The AMIDEX35TM Index is an unmanaged index consisting of the 35 largest publicly traded Israeli companies, as measured by market capitalization. The Adviser, Index Investments, LLC is responsible for calculating and maintaining the Index.

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Principal Risks of Investing in the Fund.
GENERAL RISK - As is the case with most investments, you may lose money by investing in the Fund. The Fund’s share prices will fluctuate each day, depending on the changing value of the securities making up the Fund’s portfolio. On any given day, your shares may be worth less than what you paid for them.
STOCK RISK - The Fund invests in the stocks of companies included in the AMIDEX35TM Index. The AMIDEX35TM Index is an unmanaged index consisting of the 35 largest publicly traded Israeli companies, as measured by market capitalization. The Adviser, Index Investments, LLC is responsible for calculating and maintaining the Index.  A company's stock that is included in the Index may fall because of problems with the company or for no readily apparent reason. Further, the stock market may suffer a general decline resulting from changing economic or political conditions, or from a lack of investor confidence. In the past, stocks and the stock market have recovered, but some stock market slumps have lasted for months and even years.
DIVERSIFICATION RISK - The Fund is a "non-diversified" Fund because it primarily invests in the companies that are included in the AMIDEX35TM Index. The AMIDEX35TM Index is currently comprised of 35 companies, and some of these companies represent a large percentage of the Index.  This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund. As of August 31, 2011, eight companies each individually comprise more than 5% of the Index and together made up 61.22% of the Index.  Investing a larger percentage of the Fund's assets in a relatively small number of companies can be riskier than investing in a broader variety of securities because poor performance by an individual company held by the Fund will have a larger negative impact on the Fund due to the Fund's lack of diversification.
INDEX RISK - The Fund invests almost exclusively in Index companies. Also, once the Fund invests in Index companies, it stays invested in those companies for as long as they remain in the Index. As a result, the Fund does not predict which stocks will outperform or under-perform, the market. If the Index stocks decrease in value, the Fund decreases in value. Also, some of the companies in the Index may not have a vigorous secondary trading market. As a result, the Fund could experience difficulties in timely buying or selling of these securities, which could have a negative impact on the Fund.
PORTFOLIO TURNOVER RISK - The Index is adjusted to add or delete companies once per year. As companies leave and enter the Index, the Fund's portfolio will be adjusted to match the current Index composition. This practice can result in the realization of capital gains or losses and can have adverse tax consequences for you as an investor.  Because the Fund will buy and sell securities as needed to maintain its correlation to the Index, portfolio turnover in the Fund may be substantial.
SECTOR RISK - The AMIDEX35TM Israel Mutual Fund includes companies that are identified as Israeli companies, either because they trade on the Tel Aviv Stock Exchange, or they trade on U.S. Exchanges and meet Index rules for inclusion as Israeli companies. Investing in a single market sector is riskier that investing a variety of market sectors.
FOREIGN SECURITIES RISK - Investments in foreign securities involve greater risks compared to domestic investments for the following reasons:
i.	Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.
ii.	Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards.
iii.	Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders.
iv.	Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could negatively affect the Fund.
v.	The Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor.
vi.	Transactions in foreign securities may involve higher costs and typically take longer to settle than in the U.S., which may make it more difficult for the Fund to liquidate positions, thereby causing delays in the Fund’s receipt of proceeds and a concomitant loss of potential dividend and interest income or the incurring of interest costs on debt to cover the period required until the receipt of the proceeds from these same securities.
Because the AMIDEX35TM Israel Mutual Fund invests in securities of Israeli issuers, the Fund may be exposed to special risks and considerations. There may be less information concerning Israeli securities available to the public than in the U.S. There is also potential difficulty in obtaining or enforcing a court judgment, and unique characteristics of Israeli securities and markets may have a negative impact on the Fund. Any major hostilities involving Israel, or the interruption or curtailment of trade between Israel and its present trading partners, could have a negative impact on the Fund. Shares and dividends of Israeli companies are often New Israeli Shekel ("NIS") denominated. Changes in the relationship of the NIS to the dollar and other currencies could have a negative impact on the Fund. The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have an impact on the overall market for Israeli securities and on the Fund.
Performance Information
The bar chart and table show how the Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the MSCI World Index, a widely recognized, unmanaged index. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

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Highest/Lowest quarterly results during this time period were:
HIGHEST	39.46% (quarter ended June 30, 2003)
LOWEST	-39.37% (quarter ended September 30, 2001)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2011, was -5.88%.
AVERAGE ANNUAL TOTAL RETURNS FOR CLASS NO LOAD SHARES
For the Period Ending 12/31/2010
	1 Year	5 Years	Since Inception 6/8/1999
Return Before Taxes	15.18%	8.77%	0.44%
Return After Taxes on Distributions	15.08%	8.75%	0.43%
Return After Taxes on Distributions and Sale of Fund Shares	9.87%	7.61%	0.37%
MSCI World Index (reflects no deductions for fees, expenses or taxes)	28.80%	3.23%	4.43%
For current performance information, call 1-888-876-3566 or visit www.amidex.com.
‘‘MSCI’’ and the ‘‘MSCI World Index’’ are registered service marks of MSCI Inc., which does not sponsor and is in no way affiliated with the Fund.
The table shows the impact of taxes on the Fund’s returns. The Fund’s after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Distributions will generally be taxed to investors as ordinary income or capital gains unless the investor holds Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Distributions to investors from such tax-deferred arrangements may be taxed when received. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after tax returns depend on an investor’s  tax situation and may differ from those shown.
Management of the Fund
Investment Adviser: Index Investments, LLC.
Portfolio Manager (Since 2003):  Gadi Beer, Chief Operating Officer
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, by mail to AMIDEX Funds, Inc., c/o Matrix Capital Group, Inc. 630 Fitzwatertown Rd. Building A, Second Floor Willow Grove, PA 19090, or by telephone at 888-876-3566.

The minimum investment in the Fund is $500 for regular accounts and $500 for retirement accounts or custodial accounts for minors. The minimum subsequent investment is $250 for regular accounts and $250 for retirement accounts or custodial accounts for minors.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web site for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund's investment objective is growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund's investment objective. The investment objective of the Fund may be changed by the Board of Trustees without shareholder approval. THE FUND’S PRINCIPAL INVESTMENT STRATEGIES ARE:
-	Investing at least 95% of the Fund's total assets in the common stock of companies listed on the AMIDEX35TM Index (the “Index”) in approximately the same percentages as those companies are included in the Index. In order to construct the Fund's portfolio to reflect the performance of the Index, the Adviser has determined that the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser may invest Fund assets in a representative sample of Index securities and other permissible securities. Until such asset levels are reached, the Fund may have significant

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cash positions, and therefore, performance of the Fund may not closely track the index. The Fund may also invest in fewer companies than are included in the index. You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period. You will find a more detailed discussion of the Index in the SAI in the Section entitled "The Index."
-	The Index tracks the performance of the 35 largest Israeli companies traded on the Tel Aviv Stock Exchange, NYSE or the NASDAQ. When the Index was first calculated on January 1, 1999, the companies in the Index ranged in size from approximately $300 million in market capitalization to $3 billion. As of August 31, 2011, Index companies ranged in size from $200 million to $36 billion.
-	Index Investments, LLC (“II”) performs ongoing calculations and publishes the Index. The Fund or its Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.
-	Employing a "passive management" approach to investing the Fund’s assets. This means that the Fund normally will invest in all of the companies in their respective Indices, in approximately the same percentages as those companies are represented in the Index. By replicating the composition of the Index, each Fund seeks also to replicate the performance of its related Index.
-	The Fund may invest in foreign securities that are traded on a U.S. exchange, either directly or in the form of American Depository Receipts ("ADRs"). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.
Investing the Fund's assets primarily in its Index companies is not a fundamental policy of the Fund. The Board of Directors of the Fund may vote to change or eliminate the percentages of Fund assets invested in Index companies and to choose other investment strategies. If the Board votes to change the Fund's investment strategies, we will notify you in writing at least 30 days before the changes take place. If you decide to redeem your shares as a result of such a change, you will not be charged any redemption fees, even if you have held your shares for less than 365 days. You will find a full listing of the Fund's fundamental and non-fundamental investment policies in the Fund’s Statement of Additional Information ("SAI") in the Section entitled, "Investment Policies and Restrictions."
WHY INVEST IN THE FUND?
Since the beginning of the decade, Israel's economy has grown significantly, presenting improvement in most economic indicators. Israel has made substantial progress in opening its economy, including the removal of its trade barriers and tariffs.
Israel's productive and highly educated population remains a principal strength. Based on a 1996 survey, approximately 34% of the Israeli work force had university or other advanced degrees.  Israel has the highest per capita concentration of scientists and technicians of any country in the world.  Israel boasts the world's greatest per capita number of engineers and doctors (135 per 10,000 workers). In addition, Israel has recently experienced an extraordinary influx of new immigrants, primarily from the republics of the former Soviet Union. From 1990 through 2005, over one million immigrants arrived, increasing Israel's population by approximately 21%.
Israel's traditional cultural and economic investment in technology, medicine, and research has been increasing throughout the last decade due in part to this huge influx of scientists and physicians from the former Soviet Union, and due to an influx of investments from abroad.
There has been a dramatic increase in the number of Israeli companies trading on U.S. Exchanges, particularly the NASDAQ.  Israel is third, behind only the U.S. and Canada, in the number of companies traded on Wall Street.  In Israel, the Tel Aviv Stock Exchange now lists more than 700 companies and over 1000 securities, with a current market capitalization of about $125 billion.
THE AMIDEX35TM INDEX
The AMIDEX35TM Index is an unmanaged Index consisting of the 35 largest publicly traded Israeli companies, as measured by market capitalization. A company is an "Israeli company" if:
Its stock is traded on the TASE; or its stock is traded on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or the NASDAQ over-the-counter market and the company has been listed by the Israeli financial newspaper, Globes as "Israeli shares traded on the New York Bourse."
If Globes stops publishing a list of "Israeli shares traded on the New York Bourse", the Board of Directors will select an alternative publication that similarly defines such companies.
INDEX COMPOSITION CRITERIA. In order for a company to be included in the Index, that company must satisfy all the following criteria:
1.	It must be a publicly traded "Israeli" company, as defined above; and
2.	It must have maintained an average minimum daily trading volume of at least $150,000 in the previous calendar year.
The largest (as measured by market capitalization) 35 Israeli companies that satisfy all of the criteria described above will be included in the Index.  You should be aware that the Index might contain more or less than 35 companies during the year.  If less than 35 Israeli companies meet the criteria for inclusion at the beginning of a new year, then the Index will contain only those companies. If a company ceases operation, is de-listed, or becomes insolvent, it will be

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deleted from the Index and may not be replaced until the beginning of the following year. If a single company splits into multiple companies, all such companies will be included in the Index until the Index is rebalanced at the beginning of the following year.  During the first ten business days of each year, the Index is adjusted to add or delete companies.
An "unmanaged" index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted.
The Index is a market capitalization index. The Index began being calculated on January 1, 1999 at an initial Index Value of 1000. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock, adjusted to U.S. currency. Some Israeli companies that trade on the TASE have multiple classes of stock, each of which individually would qualify as common stock by U.S. standards. For those companies, all classes of their "common" stock are included in calculating the company's total market capitalization to determine whether such a company is among the 35 largest Israeli companies.  Thereafter, the Fund will use the class of stock that has the greatest trading liquidity to determine that company's weighting in the index, and will only purchase the class of stock that has the most trading liquidity. Some Index companies trade on both the TASE and an American exchange.  For those companies, the Fund normally will purchase stock from the American exchange, but may purchase stock from the TASE when, in the Adviser's opinion, there are exceptional circumstances.
Business Graph Group ("Tochna L'Inyan"), a company based in Israel, performed the initial calculations needed to create the Index and may assist in selecting the companies that will be included in or deleted from the Index, based on the criteria described above. The TASE provides information regarding the Israeli companies participating in the Index.  Currently, the Adviser is responsible for calculating and publishing the Index. Business Graph Group has no affiliation with the Fund, the Adviser, or any of the Fund’s other service providers. The Fund or its Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.
When companies are added to or deleted from an Index, the Fund or its Adviser will alter the Fund’s investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Fund will incur certain expenses that are not incurred by the Index, including transaction charges. Accordingly, the performance of the Fund will vary from that of the Index as a result of such expenses.
The Fund or its Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between an Index and its related Fund. This means that the Fund or its Adviser will attempt to replicate at least 95% of the Index's performance. Correlation between performance of the Fund and the performance of the Index will be measured after Fund expenses. The Fund’s Adviser will be responsible for tracking the Fund's performance under the supervision of the Company's Board of Directors.  If a Fund fails to achieve a 0.95 correlation coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratio or changing the Fund's investment strategy of investing in the Index.
The AMIDEX35TM Israel Mutual Fund is non-diversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of the Fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the Fund.
Because the AMIDEX35TM Israel Mutual Fund invests in foreign securities and emerging markets, it may be subject to risks not usually associated with owning securities of U.S. companies.
Because the Fund invests primarily in equity securities, the main risk is that the value of the securities held may decrease in response to general market, business, and economic conditions. If this occurs, the Fund's share price may also decrease.
PORTFOLIO HOLDINGS INFORMATION
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. A select list of the Fund’s portfolio holdings as of each calendar quarter-end is available on the Fund’s website at www.amidex.com within 60 days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the SEC. The Annual and Semi-Annual Reports will be available by contacting AMIDEXTM Funds, Inc c/o Matrix Capital Group 630-A Fitzwatertown Rd. 2nd Fl. Willow Grove, PA 19090 or calling 1-888-876-3566.
FUND MANAGEMENT
THE FUND’S INVESTMENT ADVISER
Index Investments LLC, with offices at 970 Rittenhouse Rd. Eagleville, PA 19403, (the "Adviser") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund.
For the fiscal year ended May 31, 2011, the Fund paid 0.80% of its average net assets to the Adviser for advisory services.
PORTFOLIO MANAGERS
Clifford A. Goldstein is President and Chief Executive Officer of the Adviser. Mr. Goldstein owns a 55% interest in and controls the Adviser. Clifford A.  Goldstein is an affiliated person of the Adviser and acts as Directors of the Company. Gadi Beer is the Chief Operating Officer, and is responsible for all day-

6

to-day operations of the Fund. Mr. Beer has served as Research Analyst and Vice President since 1999. Mr. Goldstein also has served as President and as a Director of AMIDEXTM Funds, Inc. since 1999.
Index Investments, LLC was organized under the laws of the State of Pennsylvania as an investment advisory corporation in August 2002. The Adviser registered as an Investment Adviser with the Securities and Exchange Commission in October 2002. The Adviser was created to provide investment advice to Funds of the Company, and at present that is the exclusive business of the Adviser.  The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund dated October 1, 2003 (the "Agreement").
ADVISORY AGREEMENT
The Fund is an index fund. Rather than relying on any one manager or management team to "pick" stocks, the Fund is managed "passively" by normally investing only in the companies comprising the Index in approximately the same percentages as each company represents in the Index.
The Adviser will invest the assets of the Fund according to the Fund's investment objectives, policies, and restrictions. The Fund will pay the Adviser a fee, accrued daily and payable monthly, at an annual rate of 0.80% of the Fund's net assets. The Adviser will furnish, at its own expense, office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund.
A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement of the Fund is available in the Fund’s most recent semi-annual report to shareholders for the twelve-month period ended November 30.
The Adviser will also provide administrative services to the Fund pursuant to an Administrative Agreement at an annual rate of 0.10% of the Fund’s assets for services including but not limited to assisting with layout, typesetting and production assistance, as well as review and supervision of Fund filing and reports; coordinating supervision and assisting in preparation and mailing of shareholder communications and reports; facilitation of communication between Fund providers; assistance in preparation preparing and maintaining materials for Directors meetings including meeting notices, consents, agendas, minutes, attendance records, resolutions, compliance forms, and minute books, and coordinating preparation of necessary reports, data and materials by other service providers for presentation to the Board.  The Fund will pay a fee at an annual rate of 0.10% of the Fund’s assets.
DETERMINING SHARE PRICES
Net Asset Value (NAV) Calculation
The price at which you buy, sell, or exchange fund shares is the NAV. The NAV of a fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open.
NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding.
For a purchase, redemption, or exchange of fund shares, your price is the NAV next calculated after your request is received in good order by the fund, its agent, or designee. To receive a specific day's price, your request must be received before the close of the NYSE on that day.
When the Fund calculates its NAV, it values the securities it holds at market value. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be valued at fair value. Fair value will be determined in good faith using consistently applied procedures that have been approved by the Board.
The Fund may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the Fund does not price its shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.
Use of Fair Value Pricing
The Fund's Board has determined to fair value securities when necessary to, among other things, avoid stale prices and make the Fund less attractive to short-term trading. While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the Board believe it helps protect the interests of long-term shareholders in the Fund. Fair value involves subjective judgment. It is possible that the Fair Value determined for a security may differ materially from value redeemed on sale.
HOW TO BUY AND SELL SHARES
BUYING SHARES
To purchase shares of the Fund, first complete and sign a New Account Purchase Application, included with this Prospectus, and mail it, together with your check for the total purchase price, to:
The AMIDEX35TM Israel Mutual Fund
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Rd., Building A, Second Floor
Willow Grove, PA 19090.

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Checks are accepted subject to collection at full face value in United States currency. If your check does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred by the Fund with respect to the transaction.
Each time you make a purchase, you will receive a statement showing the number of shares purchased, the net asset value at which your shares were purchased, and the new balance of Fund shares owned. The Fund does not issue stock certificates. All full and fractional shares will be carried on the books of the Fund.
MINIMUM INVESTMENTS
The minimum initial investment is $500 for ordinary accounts and for Individual Retirement Accounts (IRAs) and other pension accounts and custodial accounts for minors. The minimum subsequent purchase amount for regular accounts, IRA, or pension accounts or custodial accounts for minors is $250.
The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary or invest in the Fund through a 401(K) or other retirement account
ACCOUNT MINIMUMS
Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to close such accounts with values below the minimums described above. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September of each year, and you will receive notice before we close your account so that you may increase your account balance to the required minimum.
All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.
PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS
You may purchase Class No-Load shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.
AUTOMATIC INVESTMENT PLAN
You may purchase shares of the Fund through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the plan by filling out the Automatic Investment Plan option on the application form. The Fund may alter, modify, amend or terminate the plan at any time, but will notify you if it does so. For more information, call the Transfer Agent at 1-215-830-8990.
You may direct inquiries concerning the Fund to:
AMIDEXTM Funds, Inc.
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Rd., Building A, Second Floor
Willow Grove, PA 19090.
1-888-876-3566
REDEEMING SHARES
You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request in proper form, your shares of the Fund will be redeemed at their next determined net asset value. Unless the shareholder has chosen the “I want telephone redemption privilege” on the account application, redemption requests must be in writing and delivered to the Fund at:
AMIDEXTM Funds, Inc.
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Rd., Building A, Second Floor
Willow Grove, PA 19090.

8

To be in "proper form," your redemption request must:
1.	Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;
2.	Be signed by all owners exactly as their names appear on the account; and
3.	If required, include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an eligible guarantor.
Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees, or custodians to evidence the authority of the person or entity making the redemption request. Signature Guarantees.
A signature guarantee is designed to protect you and the Fund by verifying your signature. SIGNATURE GUARANTEES ARE REQUIRED WHEN:
1.	establishing certain services after the account is opened;
2.	requesting redemptions in excess of $10,000;
3.	redeeming or exchanging shares, when proceeds are:
a.	being mailed to an address other than the address of record,
b.	made payable to other than the registered owner(s); or
c.	transferring shares to another owner.
The redemption price per share is net asset value per share, next determined after your redemption order is received by the Fund, less any applicable redemption fees. When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption. If the value of your account falls below $500 as a result of previous redemptions and not market price declines, the Fund may redeem the shares in your account. The Fund will notify you first if such an event occurs, and you will have 60 days to bring your account balance up to the minimum levels before the Fund will exercise its option to redeem. (Also, in the event your shares are redeemed by the Fund under such circumstances, you will not be charged any redemption fees, regardless of the time you have held your shares.)
Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. If shares are purchased by check and redeemed by letter within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, provided that the Fund does not hold such proceeds for more than 15 calendar days. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission, or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.
DIVIDENDS AND DISTRIBUTIONS
Dividends paid by the Fund are derived from net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks and other securities it holds, as well as interest accrued and paid on any other obligations that might be held in the Fund's portfolio.
The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) generally, once a year.
Unless you elect to have your dividends and/or distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
LATE TRADING: Late trading is an illegal activity and is prohibited. All orders must be received by 4:00 p.m. eastern time to be executed at that day’s NAV.
MARKET TIMING: The Fund is not intended for market timing or other abusive trading practices. Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance.  The Fund will not knowingly permit investors to excessively trade the Fund.  However, purchase and sale orders may be received through financial intermediaries that the Fund and the transfer agent cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by these intermediaries.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that the Fund believes are made on behalf of market timers.
You will be charged a redemption fee equal to 2.00% of the net amount of your redemption, if you redeem your shares less than 365 calendar days after you buy them. If this fee is imposed, it would raise the expenses of your shares. This fee is imposed only to discourage short-term trading of Fund shares.  Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities. These fees are never used to pay for distribution or sales fees. The Fund may not always be always successful in recouping the redemption penalties for share sold through certain securities brokers or other financial organizations.

9

TAX CONSIDERATIONS
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.
The Fund intends to distribute to shareholders all net investment income and any net capital gains realized from sales of the Fund's portfolio securities at such times and in such amounts as to avoid all taxes, both state and federal. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless you request in writing to have them paid by check. Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time that shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.
You will be advised annually of the source of distributions for federal income tax purposes. If you fail to furnish your Social Security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.
Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.
A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund. The information in this Prospectus is not intended to be a full discussion of present or future tax ramifications of investment in the Fund, and investors should consult their own tax advisers for a detailed and complete review of tax ramifications. In view of the individual nature of tax consequences, you should consult your own tax adviser with respect to the specific tax consequences of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.
DISTRIBUTION FEES
AMIDEXTM Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended for the Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Fund in order to compensate the Adviser or others for expenses relating to the promotion and sale of shares of the Fund.
Under the Class No-Load Plan, the Class No-Load shares of the Fund compensate the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund’s average daily net assets attributable to Class No-Load shares.
The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.
The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the Fund, or by majority vote of the Board, and in both cases also a majority vote of the "disinterested" Directors of the Company, as that term is defined in the 1940 Act.
GENERAL INFORMATION
The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends May 31, with a report containing audited financial statements.
In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized or international rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the MSCI World Index, or some other widely recognized, unmanaged index of common stock prices.
The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

10

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).
The financial data included in the table below has been audited by Cohen Fund Audit Services, Ltd., the Fund’s Independent Registered Public Accounting Firm. The information in the tables below should be read in conjunction with the Fund's latest audited financial statements and notes thereto, which may be obtained without charge by contacting the Fund.

11

AMIDEX35TM Israel Mutual Fund – No-Load Class

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	May 31, 2011	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007
Net Asset Value, Beginning of Year	$13.93	$11.98	$17.80	$15.19	$11.66

Investment Operations:
Net investment income (loss) (a)	0.05	(0.05)	(0.06)	- (b)	(0.01)
Net realized and unrealized gain (loss) on investments	2.99	1.99	(5.78)	2.60	3.54
Total from investment operations	3.04	1.94	(5.84)	2.60	3.53

Distributions:
From net investment income	(0.05)	-	-	(0.01)	-
Total distributions	(0.05)	-	-	(0.01)	-

Paid in capital from redemption fees	0.02	0.01	0.02	0.02	- (c)

Net Asset Value, End of Year	$16.94	$13.93	$11.98	$17.80	$15.19

Total Return (d)	21.93%	16.28%	(32.70)%	17.24%	30.27%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$15,821	$14,432	$11,088	$16,517	$13,388
Ratio of expenses to average net assets:	2.62%	2.84%	3.24%	2.94%	3.40%
Ratio of net investment income (loss) to average net assets:	0.31%	(0.32)%	(0.47)%	0.02%	(0.07)%
Portfolio turnover rate	4.06%	2.56%	2.08%	1.07%	6.31%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Net investment income resulted in less than $0.01 per share.
(c)	Redemption fees resulted in less than $0.01 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

12

NOTICE OF PRIVACY POLICIES AND PROCEDURES

At AMIDEXTM Funds Inc., we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you.  You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transactions and payment history.  We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone.  We do not disclose your personal information to companies or organizations not affiliated with us.  We may use your personal information to communicate with you about your investments.  In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

•	Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;
•	The Fund's investment adviser; and
•	Regulatory or law-enforcement authorities.

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems.  We maintain physical, electronic, and organizational safeguards to protect your personal information.  We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of shareholder information.

The Fund considers privacy a fundamental right of shareholders and takes seriously the obligation to safeguard shareholder information.  We will adhere to the policies and practices above for both current and former customers.  If you believe that any information about you is not accurate, please let us know.

FOR MORE INFORMATION
Additional information about the Fund is available in the Company's latest Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
To receive information without charge concerning the Fund, or to request a copy of the SAI, Annual or Semi-Annual Report, or to make other inquiries, please contact the Fund at:
AMIDEXTM Funds, Inc.
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Rd.
Building A, Second Floor
Willow Grove, PA 19090.
(888) 876-3566
Or visit our website at:
http://www.amidex.com/download.htm
A copy of your requested document(s) will be sent to you within three days of your request.
Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-1520. Investment Company Act Reg. No. 811-09123

13

PROSPECTUS

Dated September 30th, 2011

The AMIDEXTM Funds, Inc.
630 FITZWATERTOWN ROAD
BUILDING A, SECOND FLOOR
WILLOW GROVE, PA 19090
1-888-876-3566

AMIDEX35( Israel Mutual Fund
Class A shares (Symbol: AMDAX) and Class C shares (Symbol: AMDCX)
This Prospectus relates to the Class A and Class C shares of the AMIDEX35TM Israel Mutual Fund currently offered by AMIDEXTM Funds, Inc. (the "Company"), an open-end investment management company consisting of one portfolio, the AMIDEX35TM Israel Mutual Fund in which each class represents interest in the same portfolio of investments and has the same rights, but the classes differ in respect to sales loads and ongoing expenses.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME

FUND SUMMARY	2
FEES AND EXPENSES	2
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISK AND DISCLOSURE OF PORTFOLIO HOLDINGS	5
FUND'S MANAGEMENT	7
HOW TO BUY AND SELL SHARES	8
DIVIDENDS AND DISTRIBUTIONS	11
TAX CONSIDERATIONS	12
GENERAL INFORMATION	13
FOR MORE INFORMATION	16

1

FUND SUMMARY
Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES: (Fees paid directly from your investment)	AMIDEX35TM Israel Mutual Fund
	Class A	Class C
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES (As a percentage of offering price)	5.50%	None
MAXIMUM DEFERRED SALES CHARGE (LOAD) (As a percentage of redemption proceeds)	None	1.00% (1)
REDEMPTION FEES (As a percentage of amount redeemed) (2)	None	None

ANNUAL FUND OPERATING EXPENSES: (Expenses that are deducted from Fund assets)	AMIDEX35TM Israel Mutual Fund
	Class A (i)	Class C (ii)
MANAGEMENT FEES	0.80%	0.80%
SERVICE AND DISTRIBUTION (12b-1) FEES	0.25%	1.00%
OTHER EXPENSES	1.57%	1.57%
ACQUIRED FUND FEES AND EXPENSES	0.01%	0.01%
TOTAL ANNUAL FUND OPERATING EXPENSES	2.63%	3.38%
1.	Investments in Class C shares are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within thirteen months following such investments.
2.	If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within eighteen months of purchase, you will be charged a fee of 1.00% of the redemption proceeds.
i.        Class A shares commenced investment operations on November 19, 1999.
ii.       Class C shares commenced investment operations on May 19, 2000.
EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COSTS OF INVESTING IN THE FUND WITH THE COSTS OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:
	AMIDEX35TM Israel Mutual Fund
	Class A	Class C
1 YEAR	801	442
3 YEARS	1,322	1,039
5 YEARS	1,868	1,760
10 YEARS	3,351	3,667

You would pay the following expenses if you did not redeem your shares:

1 YEAR	801	341
3 YEARS	1,322	1,039
5 YEARS	1,868	1,760
10 YEARS	3,351	3,667
Portfolio Turnover.
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual

2

Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.06% of the average value of its portfolio.
Principal Investment Strategies of the Fund.
The Fund will invest at least 95% of its net assets in the common stocks of the companies comprising the AMIDEX35TM Index (the “Index”), in approximately the same percentages as those companies are included in the Index or until the Fund’s net assets reach $25 million, the Adviser may invest Fund assets in a representative sample of Index securities and other permissible securities. The AMIDEX35TM Index is an unmanaged index consisting of the 35 largest publicly traded Israeli companies, as measured by market capitalization. The Adviser, Index Investments, LLC is responsible for calculating and maintaining the Index.
Principal Risks of Investing in the Fund.
GENERAL RISK - As is the case with most investments, you may lose money by investing in the Fund. The Fund’s share prices will fluctuate each day, depending on the changing value of the securities making up the Fund’s portfolio. On any given day, your shares may be worth less than what you paid for them.
STOCK RISK - The Fund invests in the stocks of companies included in the AMIDEX35TM Index. The AMIDEX35TM Index is an unmanaged index consisting of the 35 largest publicly traded Israeli companies, as measured by market capitalization. The Adviser, Index Investments, LLC is responsible for calculating and maintaining the Index.  A company's stock that is included in the Index may fall because of problems with the company or for no readily apparent reason. Further, the stock market may suffer a general decline resulting from changing economic or political conditions, or from a lack of investor confidence. In the past, stocks and the stock market have recovered, but some stock market slumps have lasted for months and even years.
DIVERSIFICATION RISK - The Fund is a "non-diversified" Fund because it primarily invests in the companies that are included in the AMIDEX35TM Index. The AMIDEX35TM Index is currently comprised of 35 companies, and some of these companies represent a large percentage of the Index.  This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund. As of August 31, 2011, eight companies each individually comprise more than 5% of the Index and together made up 61.22% of the Index.  Investing a larger percentage of the Fund's assets in a relatively small number of companies can be riskier than investing in a broader variety of securities because poor performance by an individual company held by the Fund will have a larger negative impact on the Fund due to the Fund's lack of diversification.
INDEX RISK - The Fund invests almost exclusively in Index companies. Also, once the Fund invests in Index companies, it stays invested in those companies for as long as they remain in the Index. As a result, the Fund does not predict which stocks will outperform or under-perform, the market. If the Index stocks decrease in value, the Fund decreases in value. Also, some of the companies in the Index may not have a vigorous secondary trading market. As a result, the Fund could experience difficulties in timely buying or selling of these securities, which could have a negative impact on the Fund.
PORTFOLIO TURNOVER RISK - The Index is adjusted to add or delete companies once per year. As companies leave and enter the Index, the Fund's portfolio will be adjusted to match the current Index composition. This practice can result in the realization of capital gains or losses and can have adverse tax consequences for you as an investor.  Because the Fund will buy and sell securities as needed to maintain its correlation to the Index, portfolio turnover in the Fund may be substantial.
SECTOR RISK - The AMIDEX35TM Israel Mutual Fund includes companies that are identified as Israeli companies, either because they trade on the Tel Aviv Stock Exchange, or they trade on U.S. Exchanges and meet Index rules for inclusion as Israeli companies. Investing in a single market sector is riskier that investing a variety of market sectors.
FOREIGN SECURITIES RISK - Investments in foreign securities involve greater risks compared to domestic investments for the following reasons:
vii.	Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.
viii.	Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards.
ix.	Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders.
x.	Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could negatively affect the Fund.
xi.	The Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor.
xii.	Transactions in foreign securities may involve higher costs and typically take longer to settle than in the U.S., which may make it more difficult for the Fund to liquidate positions, thereby causing delays in the Fund’s receipt of proceeds and a concomitant loss of potential dividend and interest income or the incurring of interest costs on debt to cover the period required until the receipt of the proceeds from these same securities.
Because the AMIDEX35TM Israel Mutual Fund invests in securities of Israeli issuers, the Fund may be exposed to special risks and considerations. There may be less information concerning Israeli securities available to the public than in the U.S. There is also potential difficulty in obtaining or enforcing a court judgment, and unique characteristics of Israeli securities and markets may have a negative impact on the Fund. Any major hostilities involving Israel, or the interruption or curtailment of trade between Israel and its present trading partners, could have a negative impact on the Fund. Shares and dividends of Israeli companies are often New Israeli Shekel ("NIS") denominated. Changes in the relationship of the NIS to the dollar and other currencies could have a negative impact on the Fund. The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have an impact on the overall market for Israeli securities and on the Fund.
FREQUENT TRADING RISK - While the Fund does not solicit and is not designed for short-term trading (hereinafter referred to as “frequent trading” or “market timing”), such activity may occur in the Fund.  Such trading may result in a dilution in the value of shares held by long-term shareholders.  It may create transaction costs that are borne by all shareholders and it may disrupt the orderly management of a Fund’s portfolio investments, thereby increasing expenses to the shareholders and harming performance.

3

Performance Information
The bar chart and table show how the Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund’s yearly performance to demonstrate that the Fund’s value varied at different times. The table below compares the Fund’s performance over time to that of the MSCI World Index, a widely recognized, unmanaged index. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Highest/Lowest quarterly results during this time period were:
HIGHEST A Class          39.56%  (quarter ended June 30, 2003)
LOWEST A Class           -39.40%  (quarter ended September 30, 2001)
The bar chart above does not reflect any applicable sales charges which would reduce returns. The AMIDEX35TM Israel Mutual Fund’s year-to-date return as of the most recent calendar quarter, which ended June 30, 2011, for the Class A Shares was -5.95%.
AVERAGE ANNUAL TOTAL RETURNS
For the Period Ending 12/31/2010
(Results do not reflect taxes and do not include a sales charge; if a sales charge were included, results would be lower.)
	1 Year	5 Years	10 Years
Class A (Inception 11/18/1999)
Return Before Taxes	8.73%	7.42%	-0.24%
Return After Taxes on Distributions	8.57%	7.37%	-0.26%
Return After Taxes on Distributions and Sale of Fund Shares	5.67%	6.40%	-0.22%
Class C (Inception 05/19/2000)
Return Before Taxes	14.12%	7.85%	-0.43%
MSCI World Index	28.80%	3.23%	4.43%
For current performance information, call 1-888-876-3566 or visit www.amidex.com.
‘‘MSCI’’ and the ‘‘MSCI World Index’’ are registered service marks of MSCI Inc., which does not sponsor and is in no way affiliated with the Fund.
The table shows the impact of taxes on the Fund’s returns. The Fund’s after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Distributions will generally be taxed to investors as ordinary income or capital gains unless the investor holds Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Distributions to investors from such tax-deferred arrangements may be taxed when received. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after tax returns depend on an investor’s tax situation and may differ from those shown.

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Management of the Fund
Investment Adviser: Index Investments, LLC.
Portfolio Manager (Since 2003):  Gadi Beer, Chief Operating Officer
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, by mail to AMIDEX Funds, Inc., c/o Matrix Capital Group, Inc. 630 Fitzwatertown Rd. Building A, Second Floor Willow Grove, PA 19090, or by telephone at 888-876-3566.
The minimum investment in the Fund is $500 for regular accounts and $500 for retirement accounts or custodial accounts for minors. The minimum subsequent investment is $250 for regular accounts and $250 for retirement accounts or custodial accounts for minors.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web site for more information.
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund's investment objective is growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund's investment objective. The investment objective of the Fund may be changed by the Board of Trustees without shareholder approval. THE FUND’S PRINCIPAL INVESTMENT STRATEGIES ARE:
-	Investing at least 95% of the Fund's total assets in the common stock of companies listed on the AMIDEX35TM Index (the “Index”) in approximately the same percentages as those companies are included in the Index. In order to construct the Fund's portfolio to reflect the performance of the Index, the Adviser has determined that the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser may invest Fund assets in a representative sample of Index securities and other permissible securities. Until such asset levels are reached, the Fund may have significant cash positions, and therefore, performance of the Fund may not closely track the index. The Fund may also invest in fewer companies than are included in the index. You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period. You will find a more detailed discussion of the Index in the SAI in the Section entitled "The Index."
-	The Index tracks the performance of the 35 largest Israeli companies traded on the Tel Aviv Stock Exchange, NYSE or the NASDAQ. When the Index was first calculated on January 1, 1999, the companies in the Index ranged in size from approximately $300 million in market capitalization to $3 billion. As of August 31, 2011, Index companies ranged in size from $200 million to $36 billion.
-	Index Investments, LLC (“II”) performs ongoing calculations and publishes the Index. The Fund or its Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.
-	Employing a "passive management" approach to investing the Fund’s assets. This means that the Fund normally will invest in all of the companies in their respective Indices, in approximately the same percentages as those companies are represented in the Index. By replicating the composition of the Index, each Fund seeks also to replicate the performance of its related Index.
-	The Fund may invest in foreign securities that are traded on a U.S. exchange, either directly or in the form of American Depository Receipts ("ADRs"). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.
Investing the Fund's assets primarily in its Index companies is not a fundamental policy of the Fund. The Board of Directors of the Fund may vote to change or eliminate the percentages of Fund assets invested in Index companies and to choose other investment strategies. If the Board votes to change the Fund's investment strategies, we will notify you in writing at least 30 days before the changes take place. If you decide to redeem your shares as a result of such a change, you will not be charged any redemption fees, even if you have held your shares for less than 365 days. You will find a full listing of the Fund's fundamental and non-fundamental investment policies in the Fund’s Statement of Additional Information ("SAI") in the Section entitled, "Investment Policies and Restrictions."

5

WHY INVEST IN THE FUND?
Since the beginning of the decade, Israel's economy has grown significantly, presenting improvement in most economic indicators. Israel has made substantial progress in opening its economy, including the removal of its trade barriers and tariffs.
Israel's productive and highly educated population remains a principal strength. Based on a 1996 survey, approximately 34% of the Israeli work force had university or other advanced degrees.  Israel has the highest per capita concentration of scientists and technicians of any country in the world.  Israel boasts the world's greatest per capita number of engineers and doctors (135 per 10,000 workers). In addition, Israel has recently experienced an extraordinary influx of new immigrants, primarily from the republics of the former Soviet Union. From 1990 through 2005, over one million immigrants arrived, increasing Israel's population by approximately 21%.
Israel's traditional cultural and economic investment in technology, medicine, and research has been increasing throughout the last decade due in part to this huge influx of scientists and physicians from the former Soviet Union, and due to an influx of investments from abroad.
There has been a dramatic increase in the number of Israeli companies trading on U.S. Exchanges, particularly the NASDAQ.  Israel is third, behind only the U.S. and Canada, in the number of companies traded on Wall Street.  In Israel, the Tel Aviv Stock Exchange now lists more than 700 companies and over 1000 securities, with a current market capitalization of about $125 billion.
THE AMIDEX35TM INDEX
The AMIDEX35TM Index is an unmanaged Index consisting of the 35 largest publicly traded Israeli companies, as measured by market capitalization. A company is an "Israeli company" if:
Its stock is traded on the TASE; or its stock is traded on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or the NASDAQ over-the-counter market AND the company has been listed by the Israeli financial newspaper, Globes, as "Israeli shares traded on the New York Bourse."
If Globes stops publishing a list of "Israeli shares traded on the New York Bourse", the Board of Directors will select an alternative publication that similarly defines such companies.
INDEX COMPOSITION CRITERIA. In order for a company to be included in the Index, that company must satisfy all the following criteria:
1.	It must be a publicly traded "Israeli" company, as defined above; and
2.	It must have maintained an average minimum daily trading volume of at least $150,000 in the previous calendar year.
The largest (as measured by market capitalization) 35 Israeli companies that satisfy all of the criteria described above will be included in the Index.  You should be aware that the Index might contain more or less than 35 companies during the year.  If less than 35 Israeli companies meet the criteria for inclusion at the beginning of a new year, then the Index will contain only those companies. If a company ceases operation, is de-listed, or becomes insolvent, it will be deleted from the Index and may not be replaced until the beginning of the following year. If a single company splits into multiple companies, all such companies will be included in the Index until the Index is rebalanced at the beginning of the following year.  During the first ten business days of each year, the Index is adjusted to add or delete companies.
An "unmanaged" index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted.
The Index is a market capitalization index. The Index began being calculated on January 1, 1999 at an initial Index Value of 1000. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock, adjusted to U.S. currency. Some Israeli companies that trade on the TASE have multiple classes of stock, each of which individually would qualify as common stock by U.S. standards. For those companies, all classes of their "common" stock are included in calculating the company's total market capitalization to determine whether such a company is among the 35 largest Israeli companies.  Thereafter, the Fund will use the class of stock that has the greatest trading liquidity to determine that company's weighting in the index, and will only purchase the class of stock that has the most trading liquidity. Some Index companies trade on both the TASE and an American exchange.  For those companies, the Fund normally will purchase stock from the American exchange, but may purchase stock from the TASE when, in the Adviser's opinion, there are exceptional circumstances.
Business Graph Group ("Tochna L'Inyan"), a company based in Israel, performed the initial calculations needed to create the Index and may assist in selecting the companies that will be included in or deleted from the Index, based on the criteria described above. The TASE provides information regarding the Israeli companies participating in the Index.  Currently, the Adviser is responsible for calculating and publishing the Index. Business Graph Group has no affiliation with the Fund, the Adviser, or any of the Fund’s other service providers. The Fund or its Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.
When companies are added to or deleted from an Index, the Fund or its Adviser will alter the Fund’s investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Fund will incur certain expenses that are not incurred by the Index, including transaction charges. Accordingly, the performance of the Fund will vary from that of the Indices as a result of such expenses.
The Fund or its Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between an Index and its related Fund. This means that the Fund or its Adviser will attempt to replicate at least 95% of the Index's performance. Correlation between performance of the Fund and the performance of the Index will be measured after Fund expenses. The Fund’s Adviser, will be responsible for tracking the Fund's performance, under the supervision of the Company's Board of Directors.  If a Fund fails to achieve a 0.95 correlation coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratio or changing the Fund's investment strategy of investing in the Index.
The AMIDEX35TM Israel Mutual Fund is non-diversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of a fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the fund.

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Because the AMIDEX35TM Israel Mutual Fund invests in foreign securities and emerging markets, it may be subject to risks not usually associated with owning securities of U.S. companies.
Because the Fund invests primarily in equity securities, the main risk is that the value of the securities held may decrease in response to general market, business, and economic conditions. If this occurs, the Fund's share price may also decrease.
PORTFOLIO HOLDINGS INFORMATION
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. A select list of the Fund’s portfolio holdings as of each calendar quarter-end is available on the Fund’s website at www.amidex.com within 60 days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the SEC. The Annual and Semi-Annual Reports will be available by contacting AMIDEXTM Funds, Inc c/o Matrix Capital Group 630-A Fitzwatertown Rd. 2nd Fl. Willow Grove, PA 19090 or calling 1-888-876-3566.
FUND MANAGEMENT
THE FUND’S INVESTMENT ADVISER
Index Investments LLC, with offices at 970 Rittenhouse Rd. Eagleville, PA 19403, (the "Adviser") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund.
For the fiscal year ended May 31, 2011, the fund paid 0.80% of its average net assets to the Adviser for advisory services.
PORTFOLIO MANAGERS
Clifford A. Goldstein is President and Chief Executive Officer of the Adviser. Mr. Goldstein owns a 55% interest in and controls the Adviser. Clifford A.  Goldstein is an affiliated person of the Adviser and acts as Directors of the Company. Gadi Beer is the Chief Operating Officer, and is responsible for all day-to-day operations of the fund. Mr. Beer has served as Research Analyst and Vice President since 1999. Mr. Goldstein also has served as President and as a Director of AMIDEXTM Funds, Inc. since 1999
Index Investments, LLC (the "Adviser") was organized under the laws of the State of Pennsylvania as an investment advisory corporation in August 2002. The Adviser registered as an Investment Adviser with the Securities and Exchange Commission in October 2002. The Adviser was created to provide investment advice to Funds of the Company, and at present that is the exclusive business of the Adviser.  The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund dated October 1, 2003 (the "Agreement").
ADVISORY AGREEMENT
The Fund is an index fund. Rather than relying on any one manager or management team to "pick" stocks, the Fund is managed "passively" by normally investing only in the companies comprising the Index in approximately the same percentages as each company represents in the Index.
The Adviser will invest the assets of the Fund according to the Fund's investment objectives, policies, and restrictions. The Fund will pay the Adviser a fee, accrued daily and payable monthly, at an annual rate of 0.80% of the Fund's net assets. The Adviser will furnish, at its own expense, office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund.
A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement of the Fund is available in the Fund’s most recent semi-annual report to shareholders for the twelve-month period ended November 30.
The Adviser will also provide administrative services to the Fund pursuant to an Administrative Agreement at an annual rate of 0.10% of the Fund’s assets for services including but not limited to assisting with layout, typesetting and production assistance, as well as review and supervision of Fund filing and reports; coordinating supervision and assisting in preparation and mailing of shareholder communications and reports; facilitation of communication between Fund providers; assistance in preparation preparing and maintaining materials for Directors meetings including meeting notices, consents, agendas, minutes, attendance records, resolutions, compliance forms, and minute books, and coordinating preparation of necessary reports, data and materials by other service providers for presentation to the Board.  The Fund will pay a fee at an annual rate of 0.10% of the Fund’s assets.
DETERMINING SHARE PRICES
Net Asset Value (NAV) Calculation
The price at which you buy, sell, or exchange fund shares is the NAV. The NAV of a fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open.
NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding.

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For a purchase, redemption, or exchange of fund shares, your price is the NAV next calculated after your request is received in good order by the fund, its agent, or designee. To receive a specific day's price, your request must be received before the close of the NYSE on that day.
When the fund calculates its NAV, it values the securities it holds at market value. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be valued at fair value. Fair value will be determined in good faith using consistently applied procedures that have been approved by the Board.
The Fund may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the Fund does not price its shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.
Use of Fair Value Pricing
The Fund's Board has determined to fair value securities when necessary to, among other things, avoid stale prices and make the Fund less attractive to short-term trading. While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the Board believe it helps protect the interests of long-term shareholders in the Fund. Fair value involves subjective judgment. It is possible that the Fair Value determined for a security may differ materially from value redeemed on sale.
HOW TO BUY AND SELL SHARES
BUYING SHARES
To purchase shares of the Fund, first complete and sign a New Account Purchase Application, included with this Prospectus, and mail it, together with your check for the total purchase price, to:
The AMIDEX35TM Israel Mutual Fund
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Rd., Building A, Second Floor
Willow Grove, PA 19090.
Checks are accepted subject to collection at full face value in United States currency. If your check does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred by the Fund with respect to the transaction.
Each time you make a purchase, you will receive a statement showing the number of shares purchased, the net asset value at which your shares were purchased, and the new balance of Fund shares owned. The Fund does not issue stock certificates. All full and fractional shares will be carried on the books of the Fund.
CLASS A SHARES
Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:
Amount Invested	Sales Charge As a % of Offering Price	Sales Charge As a % of Amount Invested	Dealer Reallowance
Less than $ 49,999	5.50%	5.82%	5.00%
$50,000 to $ 99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.00%	3.09%	2.50%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	1.75%	1.78%	1.50%
$1,000,000 or more	0.00%	0.00%	0.00%*
*	The Adviser will pay a dealer concession of 1% of the offering price to brokers, dealers and other financial professionals on sales of $1 million to $2,999,999, 0.50% on the next $3 million to $4,999,999, and 0.25% on amounts above $5 million. If shares are redeemed within eighteen months of purchase, your account will be charged a fee equal to the dealer concession paid.
If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within eighteen months of purchase, you will be charged a fee of 1.00% of the redemption proceeds.
Matrix Capital Group, Inc, ("MCG") the Fund’s principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with MCG to sell shares of the Fund. The dealer's concession may be changed from time to time. MCG may from time to time offer incentive compensation to dealers who sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

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EXEMPTIONS FROM SALES CHARGES
The Fund will waive sales charges for purchases by fee-based registered investment advisers for its clients, broker/dealers with wrap fee accounts, registered investment advisers or brokers for their own accounts, employees and employee related accounts of the Adviser, and for an organization's retirement plan with at least 100 eligible employees. For purchasers that qualify for fee waiver, shares will be purchased at net asset value. The Fund will also waive sales charges for direct purchases by non-profit organizations and charitable foundations, provided that such transactions are not facilitated through broker/dealers.
REDUCED SALES CHARGES
You may qualify for a reduced sales charge by aggregating the net asset value of all your load shares previously purchased in the Fund with the dollar amount of shares to be purchased. For example, if you already owned Class A shares in the Fund with an aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A shares of the Fund, there would be a sales charge of 1.75% on your $60,000 purchase instead of the normal 2.50% on that purchase, because you had accumulated more than $500,000 total in the Fund.
LETTER OF INTENT
You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in a Fund during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that charge would be released to you.
CLASS C SHARES
Class C Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into share of the Fund. However, Class C Shares pay an annual 12b-1 servicing fee of 0.25% of average daily net assets and an additional 12b-1 shareholder distribution fee of 0.75% per annum of average daily net assets.
In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a CDSC of 1.00% of the value of your redemption if you redeem your shares within 13 months from the date of purchase.  You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than 1 year prior to the redemption, and increases in the value of your shares.
No automatic conversion to Class A shares applies, so you will be subject to higher ongoing 12b-1 fees indefinitely. Because the Fund’s 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.
FACTORS TO CONSIDER WHEN CHOOSING A SHARE CLASS
When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares, and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of Fund expenses over time in the Risk/Return Summary.
MINIMUM INVESTMENTS
The minimum initial investment is $500 for ordinary accounts and for Individual Retirement Accounts (IRAs) and other pension accounts and custodial accounts for minors. The minimum subsequent purchase amount for regular accounts, IRA, or pension accounts or custodial accounts for minors is $250.
The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary or invest in the Fund through a 401(K) or other retirement account
ACCOUNT MINIMUMS
Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to close such accounts with values below the minimums described above. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September of each year, and you will receive notice before we close your account so that you may increase your account balance to the required minimum.
All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.
PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS
You may purchase Class A shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may

9

charge a separate fee for administrative services in connection with investments in the Fund’s shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.
AUTOMATIC INVESTMENT PLAN
You may purchase Class A shares and Class C shares of the Fund through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the plan by filling out the Automatic Investment Plan option on the application form. You may only select an account maintained at a domestic financial institution that is an Automated Clearing House ("ACH") member for automatic withdrawals under the plan. The Fund may alter, modify, amend or terminate the plan at any time, but will notify you if they do so. For more information, call the Transfer Agent at 1-215-830-8990.
You may direct inquiries concerning the Fund to:
AMIDEXTM Funds, Inc.
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Rd., Building A, Second Floor
Willow Grove, PA 19090.
1-888-876-3566
REDEEMING SHARES
You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request in proper form, your shares of the Fund will be redeemed at their next determined net asset value. Unless the shareholder has chosen the “I want telephone redemption privilege” on the account application, redemption requests must be in writing and delivered to the Fund at:
AMIDEXTM Funds, Inc.
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Rd., Building A, Second Floor
Willow Grove, PA 19090.
To be in "proper form," your redemption request must:
1.	Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;
2.	Be signed by all owners exactly as their names appear on the account; and
3.	If required, include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an eligible guarantor.
Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees, or custodians to evidence the authority of the person or entity making the redemption request. Signature Guarantees.
A signature guarantee is designed to protect you and the Fund by verifying your signature. SIGNATURE GUARANTEES ARE REQUIRED WHEN:
1.	establishing certain services after the account is opened;
2.	requesting redemptions in excess of $10,000;
3.	redeeming or exchanging shares, when proceeds are:
a.	being mailed to an address other than the address of record,
b.	made payable to other than the registered owner(s); or
c.	transferring shares to another owner.
The redemption price per share is net asset value per share, next determined after your redemption order is received by the Fund, less any applicable CDSC charges. When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund’s portfolio securities at the time of redemption. If the value of your account falls below $500 as a result of previous redemptions and not market price declines, the Fund may redeem the shares in your account. The Fund will notify you first if such an event occurs, and you will have 60 days to bring your account balance up to the minimum levels before the Fund will exercise its option to redeem. (Also, in the event your shares are redeemed by the Fund under such circumstances, you will not be charged any redemption fees, regardless of the time you have held your shares.)
Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. If shares are purchased by check and redeemed by letter within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, provided that the Fund does not hold such proceeds for more than 15 calendar days. You may also be subject to a contingent deferred sales charge under certain circumstances. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as

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determined by the Securities and Exchange Commission, or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.
DIVIDENDS AND DISTRIBUTIONS
Dividends paid by the Fund are derived from net investment income. Net investment income will be distributed at least annually. The Fund’s net investment income is made up of dividends received from the stocks and other securities they hold, as well as interest accrued and paid on any other obligations that might be held in the Fund’s portfolios.
The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) generally, once a year.
Unless you elect to have your dividends and/or distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
LATE TRADING: Late trading is an illegal activity and is prohibited. All orders must be received by 4:00 p.m. eastern time to be executed at that day’s NAV.
MARKET TIMING: The Fund is not intended for market timing or other abusive trading practices. Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance.  The Fund will not knowingly permit investors to excessively trade the Fund.  However, purchase and sale orders may be received through financial intermediaries that the Fund and the transfer agent cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by these intermediaries.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that the Fund believes are made on behalf of market timers.
TAX CONSIDERATIONS
The Fund intends to qualify as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.
The Fund intends to distribute to shareholders all net investment income and any net capital gains realized from sales of the Fund's portfolio securities at such times and in such amounts as to avoid all taxes, both state and federal. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless you request in writing to have them paid by check. Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time that shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.
You will be advised annually of the source of distributions for federal income tax purposes. If you fail to furnish your Social Security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.
Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.
A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund. The information in this Prospectus is not intended to be a full discussion of present or future tax ramifications of investment in the Fund, and investors should consult their own tax advisers for a detailed and complete review of tax ramifications. In view of the individual nature of tax consequences, you should consult your own tax adviser with respect to the specific tax consequences of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.
DISTRIBUTION FEES
AMIDEXTM Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended for the Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Fund in order to compensate the Adviser or others for expenses relating to the promotion and sale of shares of the Fund.

11

Under the Class A Plan, the Class A shares of the Fund compensates the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund’s average daily net assets attributable to Class A shares.
Under the Class C Plan, the Class C shares of the Fund compensate the Adviser and others for distribution expenses at a maximum annual rate of 1.00% (of which 0.25% may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to Class C shares.
The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.
The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the Fund, or by majority vote of the Board, and in both cases also a majority vote of the "disinterested" Directors of the Company, as that term is defined in the 1940 Act.
GENERAL INFORMATION
The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of a Fund’s fiscal year, which ends May 31, with a report containing audited financial statements.
In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized or international rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare their performance to the MSCI World Index, or some other widely recognized, unmanaged index of common stock prices.
The Fund’s average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

12

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).
The financial data included in the table below has been audited Cohen Fund Audit Services, Ltd., the Fund’s Independent Registered Public Accounting Firm. The information in the tables below should be read in conjunction with the Fund’s latest audited financial statements and notes thereto, which may be obtained without charge by contacting the Fund.

	AMIDEX35TM Israel Mutual Fund
	Class A

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	May 31, 2011	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007
Net Asset Value, Beginning of Year	$10.71	$9.22	$13.73	$11.75	$9.02

Investment Operations:
Net investment income (loss) (a)	0.04	(0.04)	(0.04)	- (b)	0.01
Net realized and unrealized gain (loss) on
investments	2.30	1.53	(4.47)	2.00	2.72
Total from investment operations	2.34	1.49	(4.51)	2.00	2.73

Distributions:
From net investment income	(0.06)	-	-	(0.02)	-
Total distributions	(0.06)	-	-	(0.02)	-

Net Asset Value, End of Year	$12.99	$10.71	$9.22	$13.73	$11.75

Total Return (c)	21.81%	16.16%	(32.85)%	17.05%	30.27%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$3,833	$3,265	$2,393	$3,771	$2,555
Ratio of expenses to average net assets:	2.62%	2.85%	3.23%	2.93%	3.38%
Ratio of net investment income (loss) to
average net assets:	0.30%	(0.34)%	(0.48)%	0.00%	0.11%
Portfolio turnover rate	4.06%	2.56%	2.08%	1.07%	6.31%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Net investment income resulted in less than $0.01 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

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	AMIDEX35TM Israel Mutual Fund
	Class C

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	May 31, 2011	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007
Net Asset Value, Beginning of Year	$7.76	$6.73	$10.09	$8.68	$6.71

Investment Operations:
Net investment loss (a)	(0.04)	(0.08)	(0.08)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on
investments	1.65	1.11	(3.28)	1.48	2.03
Total from investment operations	1.61	1.03	(3.36)	1.41	1.97

Net Asset Value, End of Period	$9.37	$7.76	$6.73	$10.09	$8.68

Total Return (b)	20.81%	15.30%	(33.30)%	16.24%	29.36%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$1,581	$1,195	$746	$1,279	$878
Ratio of expenses to average net assets:	3.37%	3.58%	3.98%	3.69%	4.15%
Ratio of net investment loss to
average net assets:	(0.47)%	(1.03)%	(1.23)%	(0.75)%	(0.88)%
Portfolio turnover rate	4.06%	2.56%	2.08%	1.07%	6.31%

(a)	Net investment loss per share is based on average shares outstanding.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

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NOTICE OF PRIVACY POLICIES AND PROCEDURES
At AMIDEXTM Funds, Inc., we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you.  You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transactions and payment history.  We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

•       Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;

•       The Fund’s investment adviser; and

•       Regulatory or law-enforcement authorities.

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems.  We maintain physical, electronic, and organizational safeguards to protect your personal information.  We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of shareholder information.
The Fund considers privacy a fundamental right of shareholders and take seriously the obligation to safeguard shareholder information. We will adhere to the policies and practices above for both current and former customers. If you believe that any information about you is not accurate, please let us know.
FOR MORE INFORMATION
Additional information about the Fund is available in the Company's latest Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
To receive information without charge concerning the Fund, or to request a copy of the SAI, Annual or Semi-Annual Report, or to make other inquiries, please contact the Fund at:
AMIDEXTM Funds, Inc.
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Rd.
Building A, Second Floor
Willow Grove, PA 19090.
(888) 876-3566
Or visit our website at:
http://www.amidex.com/download.htm

A copy of your requested document(s) will be sent to you within three days of your request.

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Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-1520. Investment Company Act Reg. No. 811-09123

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STATEMENT OF ADDITIONAL INFORMATION

Dated September 30th, 2011

AMIDEX35TM Israel Mutual Fund
c/o Matrix Capital Group, Inc.
630 FITZWATERTOWN ROAD
BUILDING A, SECOND FLOOR
WILLOW GROVE, PA 19090
1-888-876-3566
This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectuses of The AMIDEX35TM Israel Mutual Fund class No-Load (AMDEX), Class A (AMDAX) and Class C (AMDCX), dated September 30th, 2011. You may obtain a copy of the Prospectuses, free of charge, by writing to AMIDEXTM Funds, Inc., c/o Matrix Capital Group, Inc., 630 Fitzwatertown Rd., Building A, Second Floor, Willow Grove, PA 19090, phone number 1-888-876-3566.

About AMIDEXTM Funds, Inc.	1
Investment Strategies and Risks	1
Management of the Fund	6
Control Persons and Principal Holders of Securities	8
Investment Adviser	9
Performance Information	10
Purchasing and Redeeming Shares	13
Tax Information	13
Portfolio Transactions	15
Fund Service Providers	16
Financial Statements	17

ABOUT AMIDEXTM FUNDS, INC.
AMIDEXTM Funds, Inc. (the "Company") was incorporated in Maryland on April 27, 1999. The Company is an open-end management investment company, and is registered as such with the Securities and Exchange Commission. The Board of Directors approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent and administrator. The day-to-day operation of the Fund is delegated to the Adviser. This Statement of Additional Information contains background information regarding each of the Company's Directors and Executive Officers. The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The By-laws of the Company give the Board of Directors the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently, the Company has authorized the issuance of one series of shares, the AMIDEX35TM Israel Mutual Fund. Further, the Board has also authorized the offering of four classes of shares within each series; a no-load class, a Class A share that is offered with a front-end sales charge, a Class B share with a declining contingent deferred sales charge ("CDSC"), and a Class C share, with a one year CDSC and an ongoing service and distribution fee. Shareholders of each share class are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.
This SAI pertains to the AMIDEX35TM Israel Mutual Fund (the "Fund").

On May 29, 2001, the Board of Directors for the Company approved a Code of Ethics (the "Code") for the Fund and its Adviser, updated by the Board on July 19, 2004. On July 25, 2007, the Board of Directors approved administrative revisions to the Fund’s Code of Ethics. The Code of Ethics of Matrix Capital Group, Inc. distributor of the AMIDEX Funds, Inc. was approved by the Fund’s Board on May 11, 2005. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code.

INVESTMENT STRATEGIES AND RISKS
The Fund is an open-end, management investment company. The Fund is a non-diversified Fund. The Investment Company Act of 1940 defines a diversified fund to mean that as to 75% of the Fund's assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss. The Fund normally will invest at least 95% of its net assets in the approximately 35 Israeli companies that make up the AMIDEX35TM Index (the "Index"), in approximately the same percentages as those companies represent in the Index. It is likely that a few of these companies will comprise a large percentage of the Fund's portfolio holdings--in excess of the 25% limit on holdings in excess of 5%. As a result, the Fund will not be diversified.

The following information supplements the discussion of the Fund's investment strategies and risks in the prospectus.
AMIDEX35TM Israel Mutual Fund is non-diversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of the Fund to be dependent upon the performance of one or more selected companies, which may increase the volatility of the Fund.
Market Risk. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings and other factors beyond the Adviser's control.  Therefore, the return and net asset value of the Fund, except the money market funds, will fluctuate.
Foreign Securities. The AMIDEX35TM Israel Mutual Fund may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States.  Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers, and issuers than in the United States.
American Depository Receipts.  American Depositary Receipts (ADRs) represent shares of foreign issuers. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are intended for use in the U.S. securities market, and ADRs in bearer form are intended for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers. There may not be a correlation between such information and the market value of the ADRs. For purposes of the fund's investment policies, the fund's investment in ADRs will be deemed investments in the underlying securities.
Emerging Markets.  The Fund may invest in countries considered by the Adviser to represent emerging markets. The Adviser determines which countries are  emerging  market  countries  by  considering various factors, including development of securities laws and market regulation,  total number of issuers, total market capitalization, and perceptions of the investment  community. Generally, emerging markets are those other than North America, Western Europe, and Japan. Because the AMIDEX35TM Israel Mutual Fund invests in securities of Israeli issuers, the Fund may be exposed to special risks and considerations. There may be less information concerning Israeli securities available to the public than in the U.S. There is also potential difficulty in obtaining or enforcing a court judgment, and unique characteristics of Israeli securities and markets may have a negative impact on the Fund. Any major hostilities involving Israel, or the interruption or curtailment of trade between Israel and its present trading partners, could have a negative impact on the Fund. Shares and dividends of Israeli companies are often New Israeli Shekel ("NIS") denominated. Changes in the relationship of the NIS to the dollar and other currencies could have a negative impact on the Fund. The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have an impact on the overall market for Israeli securities and on the Fund.
Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the below listed risks before making an investment in a fund.  Investing in emerging markets is considered speculative and involves the risk of total loss of investment.
Risks of investing in emerging markets include:
1.	The risk that a fund's assets may be exposed to nationalization, expropriation, or confiscatory taxation.
2.	The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the market place, as well as the inability of the fund to liquidate its investments.
3.	Greater social, economic, and political uncertainty (including the risk of war).
4.	Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.
5.	Currency exchange rate fluctuations and the lack of available currency hedging instruments.
6.	Possible higher rates of inflation.

7.	Controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars.
8.	Greater governmental involvement in and control over the economy.
9.	The fact that emerging market companies may be smaller, less seasoned, and newly organized.
10.	The difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers.
11.	The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value.
12.	The fact that statistical information regarding the economy of many emerging market countries may be inaccurate or not comparable to statistical information regarding the United States or other economies.
13.	Less extensive regulation of the securities markets.
14.	Certain considerations, such as currency fluctuations, less public disclosure and economic and political risk, regarding the maintenance of fund portfolio securities and cash with foreign sub-custodians and securities depositories.
15.	The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries.
16.	The risk that a fund may be subject to income or withholding taxes imposed by emerging market countries or other foreign governments. The Fund intends to elect, when eligible, to "pass through" to the Fund's shareholders the amount of foreign income tax and similar taxes paid by the Fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit. Other taxes, such as transfer taxes, may be imposed on a fund, but would not give rise to a credit or be eligible to be passed through to the shareholders.
17.	The fact that the Fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by a fund in the markets in which the Fund will principally invest.
18.	Enterprises in which the Fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of a fund's investment in it. Restrictive or over-regulation may be, therefore, a form of indirect nationalization.
19.	Businesses in emerging markets only have a very recent history of operating within a market-oriented economy. Overall, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management, (ii) modern technology, and (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy.
20.	Lack of adequate custody arrangements for the Fund’s assets.
21.	The Adviser may engage in hedging transactions in an attempt to hedge a fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of a fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund's performance even when the Adviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses.
22.	Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the fund. A fund will not invest more than 15% of its net assets in illiquid securities.
COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate equity interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic or financial market movements. Smaller companies are especially sensitive to these factors. However, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. There is additional risk inherent in investing in foreign-based companies. The Fund may invest in the common stock of foreign issuers which are publicly traded on U.S. exchanges either directly or in the form of American Depository Receipts (ADRs), but only if such foreign issuers are included in the Index. The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. The Fund may also hold warrants or other rights on common stock if such warrants are issued as dividends on stocks already held in the Fund's portfolio. Because the Fund will concentrate its investments in Israeli companies, the Fund will be exposed to the risks associated with Israeli companies to a greater degree than will funds whose investment policies do not require or allow such concentration. The Fund will invest in the common stock of companies included in the Index that trade on the TASE, NYSE, the AMEX, or NASDAQ.
The Fund will normally invest up to a total of 5% of its aggregate average net assets in the following securities:
MONEY MARKET FUNDS. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market funds) to maintain liquidity. As a shareholder of another registered investment company, the Fund would bear a pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund will not normally invest more than 5% of its net assets in such securities, and will not invest in such securities, if such investments would represent more than 3% of such issuer's outstanding shares. The Adviser has determined that, in order to construct the Fund's portfolio to reflect the performance of the Index, the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Fund may have significant cash positions, and therefore, performance of the Fund may not closely track the index.

DEBT SECURITIES. The Fund may invest in U.S. Government debt securities including Treasury Bills and short-term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.
REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and/or other financial institutions to maintain liquidity. The Fund's custodian must always have possession of the securities serving as collateral for the Repos or have proper evidence of book entry receipt of such securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market value of which equals or exceeds 102% of the principal amount of the money invested by the Fund. If an institution with which the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 5% of its net assets in such transactions.
The Fund may also invest in the following securities and employ the following investment guidelines:
CASH RESERVES. The Fund may, to meet liquidity needs, temporarily hold up to 5% of its net assets in cash. The Fund may hold cash in the United States, Israel, or in both. The primary risk associated with such a policy is that the Fund's performance will vary, perhaps significantly, from the performance of the Index when the Fund holds a high percentage of its net assets as cash reserves.
FUTURES AND OPTIONS ON EQUITY SECURITIES AND THE INDEX. The Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e., sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. The Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's total net assets.
RISK FACTORS ASSOCIATED WITH FUTURES AND OPTIONS. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date.
RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are generally defined as securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to match precisely its investments to the percentages contained in the Index, and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.
INVESTMENT RESTRICTIONS. The complete list of the Fund's investment restrictions is as follows:
The Fund will not:
1.	Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;
2.	Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's net assets at the time of borrowing;
3.	Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;
4.	Make margin purchases or short sales of securities;
5.	Invest in companies for the purpose of management or the exercise of control;
6.	Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities).
7.	Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Adviser.
8.	Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration, if such companies are members of the AMIDEX35TM Index;
9.	Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate, if such companies are members of the AMIDEX35TM Index.
10.	Purchase warrants on securities, although the Fund may receive and exercise warrants received by the Fund as dividends on previous securities purchases.

11.	Issue senior securities.
12.	Invest in commodities, or invest in futures or options on commodities.
13.	Invest more than 25% of its assets (valued at time of investment) in securities of issuers in a single industry

Restrictions 1 through 13 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Fund may not:
1.	Invest more than 15% of its net assets in securities that are not readily marketable;
2.	Acquire securities of other Investment Companies except
(a)	by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
(b)	where acquisition results from a dividend or merger, consolidation or other reorganization.
3.	Purchase more than 3% of the voting securities of any one investment company;
4.	Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;
5.	Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts;
6.	Invest less than 95% of its net assets (valued at the time of investment) in securities of issuers which are not members of the AMIDEX35TM Index.
PORTFOLIO TURNOVER.
For the Fund's most recent fiscal year ended May 31, 2011, the Fund's portfolio turnover rate was 4.06%. Higher portfolio turnover rates may result in higher rates of net realized capital gains to the Fund, thus the portion of the Fund's distributions constituting taxable gains may increase. In addition, higher portfolio turnover activity can result in higher brokerage costs to the Fund. The Fund anticipates that its annual portfolio turnover will be not greater than 75%.
The Adviser buys and sells securities for a fund to accomplish the Fund's investment objective. The Fund's investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. The Fund's investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by the Fund is known as "portfolio turnover".
The Fund does not intend to use short-term trading as a primary means of achieving its investment objective.  However, the fund's rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. High turnover may result in the fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see "Tax Status").
PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Fund to publicly disclose holdings of the fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Fund’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as US Bank, the Fund’s custodians; Matrix Capital Group, Fund accountants; attorneys; officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual

Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Fund’s portfolio holdings information will be dated as of the end of each fiscal quarter and will be available with a lag time of up to 60 days from the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. A select list of the Fund’s portfolio holdings as of each calendar quarter-end is also available on the Fund’s website at www.amidex.com within five to ten business days after the calendar quarter-end.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the Fund by these services, the Fund may distribute (or authorize their service providers to distribute) portfolio holdings to such services before their public disclosure is required or authorized as discussed above. These service providers sign a written confidentiality agreement and do not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become public information.

The disclosure is made with the authorization of either the Fund’s Chief Compliance Officer or his or her designee. In addition, the Fund’s Chief Compliance Officer, or a designated officer of the Fund, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times, possibly no lag time, to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information. Rating and ranking organizations, the Fund’s service providers and pension plan sponsors and/or their consultants are subject to these restrictions.

The adviser of the Fund may periodically distribute a list of the issuers and securities that are covered by its research department as of a particular date. The list of issuers and securities may represent securities currently held by the Fund and securities that may be purchased for the Fund. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the Fund or identify fund position sizes.

The Board has approved, as in the best interest of the shareholders, this portfolio holdings disclosure policy and must approve any material change to the policy.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for the management and supervision of the Fund. The day-to-day operations of the Fund are managed by the Adviser, subject to the bylaws of Amidex Funds, Inc. (“the Company”) and overseen by a Board of Directors (‘Board”). The Board currently consists of three members and meets regularly to review a wide variety of matters affecting the fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. At least 66 2/3% of the Board`s members are independent of the Company or the Adviser. The directors who are also employees or officers of the Company or the Adviser are referred to as inside or interested directors. Clifford A. Goldstein, an inside director, is Chairman of the Board of the Fund. The independent directors have designated Eli Gabay as Lead Independent Director serving as spokesperson for the independent directors in communications with the Chairman of the Board and the Adviser. Mr. Gabay presides at all meetings of the independent directors, reviews and provides input on Board meeting agenda items and materials, and typically communicates the viewpoint of the independent directors in discussions with the Company or the Adviser. Given the small size of the Board, the limited amount of Fund assets, and the structure of the Fund as an index fund with a sector focus, the Board currently functions with one standing committee, the Audit Committee. The Board recognizes that a more complex investment strategy and greater asset size might require an increase in the size of the Board and the formation of additional committees and delegation of certain oversight responsibilities to those committees along with the related expense but the current Board has concluded that at present the Board as constituted and structured is able to fulfill its responsibilities.

The Audit Committee is composed of Eli Gabay, Erica Levi Zelinger, both of whom are independent directors, and Clifford A. Goldstein, who is an interested director and officer. Eli Gabay currently serves as chairman of the Audit Committee. The Audit Committee meets once during the fiscal year at which time it confers with the independent registered public accounting firm of the Company to review: (1) the services provided; (2) the findings of the most recent audit; (3) any response of management to the findings of the most recent audit; (4) the scope of the audit; (5) the accountants` fees; and (6) any accounting, tax, compliance, or other questions relating to a particular area of the Fund’s operations or the operations of third parties dealing with the Fund, as circumstances indicate.

Like other mutual funds, the funds are subject to risks, including investment, compliance, operational and valuation risks, among others. The Board oversees risk as part of its oversight of the fund. The three member size of the Board allows each member to interact with and review reports from, among others, the investment adviser, the administrative services organization, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, and legal counsel. The actual day-to-day risk management functions with respect to the Fund are subsumed within the responsibilities of the investment adviser and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs. Although the risk management policies of the Company, the Adviser, and the other service providers are reasonably designed to be effective, those policies and their implementation vary among service providers, and there is no guarantee that they will be effective. Not all risks that may affect the funds can be identified. Processes and controls developed may not eliminate or mitigate the occurrence or effects of all risks, and some risks may be simply beyond any control of the Fund, the Adviser, or the administrative services organization, their affiliates or other service providers.

The Board has determined that, based on each director`s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors, each director should serve on the Board. Attributes common to all directors include their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the funds, and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the Board has taken into account the actual service and commitment of the directors during their tenure in concluding that each should continue to serve. Set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each director that led the Board to conclude that he or she should serve as a director.

      Ms. Erica Levi Zelinger has served as a director of The Amidex Funds, Inc. since 2003 and brings professional expertise in public and media relations to the Board along with skills in corporate and strategic communications plus her skills as a communicator, public relations representative, and editor provide added value to the Board.  Eli Gabay, Esq. has also served as a director of The Amidex Funds, Inc, since 2003 and is uniquely qualified because of his status as both an American and Israeli attorney.  His fluency in both English and Hebrew and his extensive personal and business relationships with Israel complement his personal and professional commitment to building strong business relationships between the two countries.  Mr. Gabay’s legal experience includes commercial and business representation along with advocacy for the rights of individual citizens. Clifford A. Goldstein is an attorney and has extensive experience as the CEO of major firms.  His background includes a wide array of commercial litigation and executive decision making for large employers, including strategic planning, business forecasting, and problem solving.  He has particular experience with Israeli businesses, and has traveled to Israel on business missions more than fifteen times.   A director of The Amidex Funds, Inc. since 1999, Mr. Goldstein has a personal commitment to expanding business relationships between Israelis and Americans and has served as a Board Executive for the American Israel Chamber of Commerce.
The directors of the Company, including those directors who are also officers, are listed below:

Name, Address and Age1	Position(s) Held with The Company	Term of Office and Length of Time Served2	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director3	Other Directorships Held by Director4
INTERESTED DIRECTORS AND OFFICERS
Clifford A. Goldstein5 Age 53	President Chief Compliance Officer and Interested Director	1999	President, Index Investments, LLC, November 2002 to present; President, TransNations Investments, LLC, Executive Consultant and Attorney with The Chartwell Law Offices since 2002.	N/A	N/A
Larry E. Beaver, Jr.6 630-A Fitzwatertown Road Willow Grove, PA 19090 Age 42	Chief Accounting Officer	May 2003	Director of Fund Accounting, Matrix Capital Group, February 2005 to present; Fund Accounting Manager, InCap Service Co., May 2003 to January 2005.	N/A	N/A

NON-INTERESTED DIRECTORS
Eli Gabay, Esq. Age 51	Director	October 2003	Attorney, Solomon Sherman & Gabay, Philadelphia, PA	1	None
Erica Levi Zelinger Age 32	Director	October 2003	Editor, Miles Media Group	1	None

1	Each Director may be contacted by writing to the Director, c/o AMIDEXTM Funds, Inc., Chartwell Suites, 970 Rittenhouse RD., Eagleville, PA 19403.
2	Each Director holds office until he resigns, is removed or dies. The President and Chief Accounting Officer shall hold office for a one year term and until their respective successors are chosen and qualified, or until such officer dies or resigns.
3	The Fund Complex consists of the Company. The Company has one portfolio, the AMIDEX35TM Israel Mutual Fund.
4	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
5	Indicates an “interested person” as defined in the Investment Company Act of 1940.
6	The Company entered into an agreement related to its Distribution Plan with Matrix Capital Group. Larry E. Beaver, Jr. is Fund Accounting Manager at Matrix.

AMIDEXTM Funds, Inc. (the "Company") was organized as a Maryland Corporation on April 27, 1999 (See the Sections titled "Management of the Fund" and "General Information" in the Fund's Prospectus).

Beneficial Equity Ownership Information for each Director as of the Company's fiscal year end on May 31, 2011 was as follows:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Family of Investment Companies
Eli Gabay, Esq.	0 -10,000	0 -10,000
Erica Levi Zelinger	0 -10,000	0 -10,000
Clifford A. Goldstein5	Over $100,000	Over $100,000

Compensation Table for the fiscal year ending May 31, 2011:

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Eli Gabay, Esq., Independent Director and Audit Committee Chair	2,540	0	0	2,540
Erica Levi Zelinger, Independent Director and Audit Committee member	2,500	0	0	2,500
Clifford A. Goldstein, Director Chairman of the Board of Directors,	0	0	0	0

For the Company's fiscal year ended May 31, 2010, Eli Gabay received $3,500 and Erica Levi Zelinger received $3,500 as compensation from the Fund for his or her service to the Fund as a Director.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of August 31, 2011, the following persons owned in excess of 5% of the Fund's outstanding shares, by Share Class.

Shareholder	Shares Class Owned	No. of Shares Owned	% of Share Class
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA. 94104	No-Load Class	101,908.824	11.11
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	No-Load Class	89,744.385	9.78
Brown Brothers Harriman Co 525 Washington Blvd Jersey City, NJ. 07310	No-Load Class	59,350.043	5.57
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	A Class	76,104.175	30.23
Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of It's Customers 4800 Deer Lake Drive East Jacksonville, FL. 32246	A Class	69,069.693	27.44
PERSHING LLC PO Box 2052 Jersey City, NJ. 07303-9998	A Class	30,657.241	12.18
Merrill Lynch, Pierce, Fenner & Smith for the Sole Benefit of It's Customers 4800 Deer Lake Drive East Jacksonville, FL. 32246	C Class	67,234.168	40.89
First Clearing LLC 10700 Wheat First Drive Glen Allen, VA.	C Class	28,242.403	17.18
Gerald Strickland & Donalda Strickland 6421 Indian Path San Angelo, TX 76901	C Class	8,341.491	5.25
LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	C Class	8,638.111	5.07

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund’s outstanding common shares. The Company's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.
The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Fund, the Adviser, and the Fund's principal underwriter. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.
INVESTMENT ADVISER

Index Investments, LLC (the "Adviser") was organized under the laws of the State of Pennsylvania as an investment advisory corporation in August 2002. The Adviser registered as an Investment Adviser with the Securities and Exchange Commission in October 2002. The Adviser was created to provide investment advice to Funds of the Company, and at present that is the exclusive business of the Adviser.  Mr. Clifford A. Goldstein owns a 55% interest in and controls the Adviser. The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund dated October 1, 2003 (the "Agreement"). Clifford A. Goldstein is an affiliated person of the Adviser and acts as Director of the Company.

For the last fiscal year ended May 31, 2011, the Fund paid $170,121 in management fees.

The Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved annually (a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

On September 16th, 2011, the Board of Directors of the Fund, including all of the Independent Directors, unanimously voted to approve the continuation of the investment advisory agreement with respect to the Fund for the one-year period ending September 20th, 2012.

In considering approval of the agreement, the Directors reviewed a variety of materials relating to the Fund and the Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a "Peer Group"), performance information for a benchmark index for the Fund (each, a "Fund Benchmark") and other information regarding the nature, extent and quality of the services provided by the Adviser and its affiliated companies, including performance, fee and expense information regarding each Fund provided to the Directors on a quarterly basis throughout the year.

In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Directors evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing the Fund and specifically the structure and composition of the Index, the qualifications and experience of the Adviser's investment personnel, the Adviser's compliance programs and the financial and non-financial  resources available to provide services  required under the advisory agreement.

In considering the reasonableness of the fee payable to the Adviser for managing the Fund, the Directors reviewed, among other things, financial statements of the Adviser and discussed the   profitability of the Adviser  and its relationship with the Fund over various time periods, including all revenues and other benefits received by the Adviser  from managing the Fund and the costs associated with providing such services. The Directors considered the current and anticipated asset levels of the Fund and the willingness of the Adviser to waive fees and pay expenses of the Fund from time to time to limit the total expenses of the Fund. The Directors concluded that the profitability to the Adviser  from its relationship with the Fund is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for the Fund at this time. The Directors concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreement to each Fund are reasonable.

The Directors concluded that the overall performance of the Advisor has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the Directors noted that, although the Fund's management fees and total expenses are above the median for its Peer Group, such fees and expenses are within the range of fees and expenses of the Peer Group and consistent with reasonable expectations in light of the size of the Fund and the nature, quality and extent of the services provided by the Adviser.  In this regard, the Directors noted that the Adviser has committed substantial resources to monitoring the valuation of portfolio securities and administering the Fund's short-term trading fees in an effort to prevent the Fund from experiencing dilution from purchases and redemptions of Fund shares.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the advisory agreement would be in the interests of the Fund and its shareholders. Accordingly, on September 16th, 2011, the Directors, including all of the Independent Directors, voted to approve continuation of the advisory agreement with respect to the Fund.

PORTFOLIO MANAGERS

PORTFOLIO MANAGER:  Gadi Beer

Other Managed Accounts

A.	Registered investment companies:	1
B.	Other pooled investment vehicles:	0
C.	Other accounts:	0

Mr. Beer has no conflicts of interest in the management of the account.

COMPENSATION

The Manager is an equity holder in the Adviser and participates in its profit sharing plan. The Portfolio Manager is not incentivized with bonuses and does not receive a fixed salary. The Portfolio Manager is not provided benefits packages.

OWNERSHIP OF SECURITIES

Dollar range of equity securities in the Fund held as of 12/31/2010 is $10,000-$50,000.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisory Agreement between the Fund and the Adviser requires that the Adviser, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. Under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser would not be reduced due to its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Fund places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear.

The Fund may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained.

During the fiscal year ended May 31, 2011, the fund paid approximately $5,516 in brokerage commissions.  These trades involved approximately $8,440,906 in principal value.

PERFORMANCE INFORMATION

VALUATION OF SHARES

A portfolio security listed or traded on an exchange in domestic or international markets is valued at the last reported sale price of the primary exchange on which it trades before the time when the fund values assets. Lacking any sales on the principal exchange that day, the security is generally valued by the pricing service at its last bid price, if available. Securities traded on more than one market are valued using the market identified as primary based on trading volume and activity.

Municipal debt securities and long-term U.S.  Government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities.

Debt securities with maturities of sixty days or less at the time of purchase are valued based on amortized cost. This involves valuing a security at its initial cost on the date of purchase, and afterwards, any discount or premium is accreted or amortized at a constant rate until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

If market quotations are not readily available, or when the portfolio management team believes that a readily available market quotation or other valuation produced by the Fund's valuation policies is not reliable, the Fund values the assets at fair value using procedures established by the Board. The Board members have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation procedures.

Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. If the event would materially affect the Fund's net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.

NAV is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at approximately 12:00 noon Eastern Time.

Current yield and total return data for the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from a Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Fund may include its distribution rate in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

The SEC rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by a Fund to compute or express performance follows.

YIELD

As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the SEC formula:

Yield = 2 [(a-b/cd +1)6 - 1]
where

a =	dividends and interest earned during the period.
b =	expenses accrued for the period (net of reimbursements).
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =	the maximum offering price per share on the last day of the period.

AVERAGE ANNUAL TOTAL RETURN

The following formula indicates the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the SEC formula:

P(1+T)n = ATV

Where:

P =	a hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ATV =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year period (or fractional portion).

Each Fund's average annual total return is set forth below for the periods presented:

As of May 31, 2011
	1 Year	5 Years	10 Years
AMIDEX35TM Israel mutual Fund Class NL 1	19.50%	7.82%	3.19%
AMIDEX35 Israel Mutual Fund Class A 2	15.11%	6.48%	2.53%
AMIDEX35 Israel Mutual Fund Class C 3	19.60%	6.92%	2.35%

1 Class No-Load redemption fee reflected
2 Class A including max sales load (charges)
3 Class C CDSC reflected

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

The following formula indicates the impact of the highest individual marginal federal income tax rates in effect on the reinvestment date upon the average annual total return on the hypothetical investment described under the Average Annual Total Return above. The formula assumes that distributions are invested minus taxes due on such distributions, and that redemption has no tax consequence:

P(1+T)n = ATVD
Where:

P =	a hypothetical initial payment of $1,000
T =	average annual total return (after taxes on distributions)
n =	number of years
ATVD =
ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year period (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Each Fund's average annual total return (after taxes on distributions) is set forth below for the periods presented:

As of May 31, 2011
	1 Year	5 Years	10 Years
AMIDEX35TM Israel mutual Fund Class NL 1	19.38%	7.80%	3.18%
AMIDEX35 Israel Mutual Fund Class A 2	14.94%	6.44%	2.51%
AMIDEX35 Israel Mutual Fund Class C 3	19.58%	6.91%	2.35%

1 Class No-Load redemption fee reflected
2 Class A including max sales load (charges)
3 Class C CDSC reflected

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

The following formula indicates the impact of the highest individual marginal federal income tax rates in effect on the reinvestment date upon the average annual total return on the hypothetical investment described under the Average Annual Total Return. The formula assumes that distributions are invested minus taxes due on such distributions and the ending value, subtracts capital gains taxes resulting from the redemption and adds the tax benefit from capital losses resulting from the redemption:

P(1+T)n = ATVDR
Where:

P =	a hypothetical initial payment of $1,000
T =	average annual total return (after taxes on distributions and redemptions)
n =	number of years
ATVDR =
ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year period (or fractional portion), after taxes on fund distributions and taxes on redemption.

The Fund's average annual total return (after taxes on distributions and redemptions) is set forth below for the periods presented:

As of May 31, 2011
	1 Year	5 Years	10 Years
AMIDEX35TM Israel mutual Fund Class NL 1	14.26%	6.78%	2.76%
AMIDEX35 Israel Mutual Fund Class A 2	9.82%	5.58%	2.17%
AMIDEX35 Israel Mutual Fund Class C 3	13.52%	5.99%	2.03%

1 Class No-Load redemption fee reflected
2 Class A including max sales load (charges)
3 Class C CDSC reflected

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Fund’s performance is a function of conditions in the securities markets, portfolio management, sales charges on particular classes of shares, if any, and operating expenses. Although information such as that shown above is useful in reviewing the Fund’s performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund’s performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

PURCHASING AND REDEEMING SHARES

Information concerning purchases and redemptions of shares is contained in the Fund’s Prospectus under the Sections "Purchasing Shares" and "Redeeming Shares". This section supplements that information.

Redemptions will be made at net asset value, less any applicable CDSC for Class B and C shares. The Fund’s net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Equity securities that are traded on the NASDAQ National Market System, for which quotes are readily available, are valued at the official closing price. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund’s share prices or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund’s share price are calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the No-Load series of shares generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. For No-Load shares redeemed prior to being held for at least 365 days, the redemption value is the NAV less a redemption fee equal to 2.00% of the NAV.

TAX INFORMATION

Information concerning the taxation of the Fund is generally discussed in the Prospectus under the Section titled "Tax Considerations".

This Section supplements that discussion. The Fund intends to qualify as regulated investment companies under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund’s portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and subsequently such shares are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution may be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains. Taxation issues are complex and highly individual. You should consult with your tax Adviser concerning the effects of transactions in the Fund.

SPECIAL TAX CONSIDERATIONS FOR ISRAELI INVESTMENTS

The following information regarding special tax considerations for Israeli investments is not intended to constitute legal or professional tax advice nor does it cover all possible tax considerations applicable to the Fund. As always, you should consult your tax advisor about the tax consequences of your investment in the Fund.

Per the current U.S. - Israel Tax Treaty ("the Treaty"), there are generally two main tax sources pertaining to profits from investments in ordinary shares in Israeli investments: (1) profits from trade in shares constituting business income and (2) profits from trade in shares constituting capital gain.

(1) Profits from trade in shares constituting business income. Pursuant to Article 8 of the Treaty, a corporation resident in the United States for treaty purposes would generally be exempt from Israeli corporate taxes on the sale of the ordinary shares if the resident has no "permanent establishment" in Israel to which the ordinary shares are connected. Permanent establishment is defined as a permanent place of business through which a resident of one of the contracting countries engages in industrial or commercial activity.

(2) Profits from trade in shares constituting capital gain. In the event that the derived profit is not attributed to the business activities of a permanent establishment in Israel, under Article 15 of the Treaty, capital gains from the sale of ordinary shares would in Israeli investment generally be exempt from Israeli capital-gains tax unless the following circumstances take place:

(i)  A U.S. resident held directly or indirectly, alone or jointly with a related  party, at least  10% of the voting rights in an Israeli corporation at any time during the 12-month period preceding the sale;
or

(ii) A U.S. resident, being an individual, was present in Israel for an aggregate period of at least 183 days in the given tax-year.

If the Treaty's exemption under Article 15 does not apply, Israeli domestic law would then become relevant.  However, Section 97(B2) of the Tax Ordinance was enacted recently within the framework of Amendment No. 132 to the Tax Ordinance and provides an exemption to non-residents from tax on capital gains from the sale of securities traded on the TASE.

The Fund believes, and has an expert opinion to that effect, that it does not have a permanent establishment in Israel, (as defined under applicable laws) and that therefore it is not deemed to be engaged in the trade or business of buying and selling securities in Israel. Therefore, it is believed that the Treaty applies to the Fund, and as a result under the Treaty no capital gain tax or income tax shall be imposed on the Fund's capital gains. The Fund shall be subjected to a withholding tax on dividends at a rate of 10%.

PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, the rate of portfolio turnover may be substantial. However, the Fund expects that its annual portfolio turnover rate will not exceed 75% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Company's Board of Directors.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the price closest to the closing price for that trading day. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluations of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers that are paid commissions directly.

DISTRIBUTION FEES

AMIDEXTM Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended, by Class of Shares, for each Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Fund in order to compensate vendors hired by the Board or others for expenses relating to the promotion and sale of shares of each Fund.

Under the No-Load and Class A Plans, each share Class compensates the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund’s average daily net assets attributable to the applicable share Class. For the AMIDEX35TM Israel Mutual Fund's fiscal year ended May 31, 2011, the Fund accrued $39,441 and paid $37,594 in 12b-1 fees for its No-Load shares.

Under the Class A Plan, the share Class compensates the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund’s average daily net assets attributable to the applicable share Class. For the AMIDEX35TM Israel Mutual Fund's fiscal year ended May 31, 2011, the Fund accrued $10,042 and paid $8,927 in 12b-1 fees for its Class A shares.

Under the Class B Plan, the Class B Shares of the Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class B shares. Amounts paid under the Class B Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class B shares, including the paying of commissions for sales of Class B shares. The Class B Plan is designed to allow investors to purchase Class B shares without incurring a front-end sales load and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class B Plan combined with the CDSC for Class B shares is to provide for the financing of the distribution of Class B shares. During the Fund's fiscal year ended May 31, 2011, the Fund did not offer its Class B shares to the public, so no 12b-1 fees were accrued or paid for these shares.

Under the Class C Plan, Class C Shares of the Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund’s average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class C shares, including the paying of ongoing "trailer" commissions for sales of Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge, and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares. For the Fund’s fiscal year ended May 31, 2011, the AMIDEX35TM Israel Mutual Fund accrued $14,720 and paid $15,385 in 12b-1 fees for its Class C shares.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund’s shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the Fund’s Classes, or by majority vote of the Board, and in both cases also a majority vote of the disinterested Directors of the Company, as that term is defined in the 1940 Act.

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Distributor in promoting the sale of the Fund’s shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

The Plans have been approved by the Fund’s Board of Directors, including all of the Directors who were non-interested persons as defined in the 1940 Act at the time of the vote. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Underwriter on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Underwriting Agreement with the underwriter. The underwriter or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Fund and the Adviser have entered into a Distribution Agreement with Matrix Capital Group, Inc. effective February 1, 2005. The previous Distribution Agreement was terminated by InCap Securities, Inc., a wholly-owned subsidiary of InCap Group, Inc., upon InCap’s resignation in early January 2005 due to a reorganization. Pursuant to the Distribution Agreement, Matrix will provide distribution services to the Fund. Matrix serves as underwriter/distributor of the Fund. Pursuant to the Distribution Agreement, Matrix receives $20,000 per year from the Fund allocated on average daily net assets. Matrix also receives commissions from the sale of Fund shares for which they are the broker of record. The distribution fees are reduced by the amount of commissions received and are paid from the accruals pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the Fund’s fiscal year ended May 31, 2011 Matrix received $15,169 from the Fund’s No-Load class. For the Fund’s fiscal year ended May 31, 2011, after deduction of commissions, Matrix received $2,487 and $1,275 from the AMIDEX35TM Israel Mutual Fund Classes A and C respectively. For the Fund’s fiscal year ended May 31, 2011 Matrix received $1,069 of commissions from the sale of Class A Fund shares from the AMIDEX35TM Israel Mutual Fund.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The underwriter is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

Proxy Voting Procedures
The Fund has adopted policies and procedures to be used in connection with voting proxies relating to portfolio securities. The policies and procedures are instructions to the Adviser on how to vote when specified matters are presented for shareholder vote. Fund procedures also cover recordkeeping, reporting, supervision and conflicts of interest. If there is a conflict between the interest of the Adviser and Fund shareholders that is not covered by the list of specified matters, then the Board of Directors or a designated disinterested Director must be contacted for a decision on how to vote on the matter. A copy of the Fund’s Proxy Voting Procedures is attached as Appendix A.  Beginning in late August 2004, for the 12 month periods ended June 30th, the Fund will, without charge, provide copies of its proxy voting records to shareholders requesting same by calling (888) 876-3566.  The proxy voting records will also be available on the SEC’s website at www.sec.gov.

FUND SERVICE PROVIDERS

CUSTODIAN. US Bank acts as U.S. custodian for the Fund. As such, the Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. The Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. All fees charged by the custodian are paid by the Fund.

TRANSFER AGENT Matrix 360 Administration LLC ("Matrix 360") acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Board and Fund. Under the agreement, Matrix 360 is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. All fees charged by the transfer agent are paid by the Fund.

FUND ACCOUNTING. Matrix 360  also provides services as an Administrator to the Fund pursuant to a written agreement with the Adviser and Fund. The Administrator supervises all aspects of the operations of the Fund except those performed by the Adviser under the Fund’s investment advisory agreement. The Administrator is responsible for:

(a)	calculating the Fund’s net asset value
(b)	preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940
(c)	preparing financial statements contained in reports to stockholders of the Fund
(d)	Assisting in preparation of the Fund's federal and state tax returns
(e)	preparing reports and filings with the Securities and Exchange Commission
(f)	preparing filings with state Blue Sky authorities
(g)	maintaining the Fund's financial accounts and records. All fees charged by the administrator are paid by the Fund.

DISTRIBUTOR. MCG serves as distributor and principal underwriter of the Fund's shares pursuant to a written agreement with the Adviser and Fund. All fees charged by the distributor are paid by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145 serves as the Company's independent registered public accounting firm.

LEGAL COUNSEL: Lamm Rubenstone LLC. 1608 Walnut Street, Suite 804, Philadelphia, PA 19103, serves as counsel to the Independent Directors and the Fund.

FINANCIAL STATEMENTS

The financial statements in the May 31, 2011 Annual Report of the Fund are incorporated in this Statement of Additional Information by reference. The financial statements in the Annual Report have been audited by Cohen Fund Audit Services, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report thereon appears in the Annual Report, and have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. You can obtain additional copies of the Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

PART C
OTHER INFORMATION

Item 23 Exhibits
A.	Articles of Incorporation of Registrant- Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999
B.	Bylaws of Registrant- Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999
C.	None [Not Applicable]
D.	Investment Advisory Agreement with Index Investments, LLC dated October 1, 2003 – Incorporated by reference from Post-Effective Amendment #13/16 filed on January 14, 2004.
E.	Distribution Agreement
(1)	Distribution Agreement with Declaration Distributors Inc. Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999;
(2)	Amended Distribution Agreement with InCap Securities, Inc. dated July 20, 2001, incorporated by reference from Post-Effective Amendment # 6 filed on September 20, 2001.
(3)	Distribution Agreement with Matrix Capital Group, Inc dated February 1, 2005 - incorporated by reference from Post-Effective Amendment # 17 filed on November 3, 2005.
F.	None [Not Applicable]
G.	Custodian Agreement with Star Bank, N.A.- Incorporated by reference from Pre-Effective Amendment # 2, filed on March 2, 1999
H.	Investment Services Agreement
(1)	Investment Services Agreement with InCap Group - Incorporated by reference from Post-Effective Amendment #13/16 filed on January 14, 2004.
(2)	Investment Services Agreement with Matrix Capital Group, Inc dated February 1, 2005 - incorporated by reference from Post-Effective Amendment # 17 filed on November 3, 2005
H1.	Administrative Agreement with Index Investments, Inc. Incorporated by reference from Post-Effective Amendment #15/18 filed on October 15, 2004.
I.	Opinion of Counsel - - Filed herein as Exhibit 23I
J.	Consent of Independent Registered Public Accounting Firm - Filed herein as Exhibits 23J-23J2
K.	None [Not Applicable]
L.	Subscription Agreement- Incorporated by reference from Pre-Effective Amendment #2, filed on March 2, 1999
M.	Plans of Distribution Pursuant to Rule 12b-1- Incorporated by reference from Post-Effective Amendment #12/15 filed on April 21st 2004.
N.	Financial Data Schedule - [Not applicable]
O.	Rule 18(f)(3)Plan –
(1)	Incorporated by reference from Post-Effective Amendment #2, filed on March 20, 1999;
(2)	Amended Rule 18(f) (3) Plan dated July 20, 2001 incorporated by reference from Post-Effective Amendment #6, filed on September 20, 2001.
P.	Code of Ethics –
(1)	Incorporated by reference from Post-Effective Amendment #3, filed on October 20, 2000;
(2)	Amended Code of Ethics dated May 29, 2001 incorporated by reference from Post-Effective Amendment #6 filed on September 20, 2001;
(3)	Amended Code of Ethics dated July 14, 2004 Incorporated by reference from Post-Effective Amendment #15/18 filed on October 15, 2004. (P-1); Code of Ethics of Matrix Capital Group Incorporated by reference from Post-Effective Amendment #15/18 filed on October 15, 2004. (P-2).

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by, or under common control with the Registrant.

Item 25. Indemnification.

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the bylaws of the Registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. With respect to the indemnification provisions of any agreement entered into by the Company, to the extent that such indemnification provisions may be inconsistent with, or unenforceable, under any federal or state securities law, the Company shall not be liable therefore.

Item 26. Business and other connections of the Investment Adviser.
Registrant’s investment Adviser is discussed in the Prospectuses and Statements of Additional Information contained in parts A and B of this registration statement.

Item 27. Principal Underwriters.

(a)
Matrix Capital Group, Inc. (the “Distributor”) serves as the principal underwriter for the registrant.  The distributor also acts as principal underwriter for the following registered investment companies:
Mutual Fund Series Trust (formerly known as "Catalyst Funds")
Congressional Effect Family of Funds
Monteagle Funds
360 Funds (formerly known as "Parr Family of Funds")

Frank Funds
American Independence Funds

(b)

Name and Address	Position and Officers with Underwriter	Position and Offices with registrant
Christopher F. Anci 420 Lexington Avenue, Suite 601 New York, NY 10170	Chief Executive Officer & Chief Financial Officer	None
Richard W. Berenger 420 Lexington Avenue, Suite 601 New York, NY 10170	Chief Compliance Officer	None
Jennifer Sarkany 420 Lexington Avenue, Suite 601 New York, NY 10170	Secretary	None
David F. Ganley 630 Fitzwatertown Road, Building A, 2nd Floor Willow Grove, PA 19010-1904	Senior Vice President – Mutual Fund Services	Assistant Secretary

c)   compensation received from the fund, directly or indirectly during the last fiscal year for each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person.
Matrix Capital Group, Inc.
Net Underwriting Discounts and Commissions	$1,069
Compensation or redemption and repurchases	$0
Brokerage commissions	$0
other commissions	$0

Item 28. Location of Accounts and Records.

Matrix Capital Group, Inc..
630 Fitzwatertown Rd.
Building A, Second Floor
Willow Grove, PA 19090

Item 29. Management Services.

There are no Management Services not disclosed in parts A and B of this Registration Statement.

Item 30. Undertakings.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this post effective amendment #26 to the Company's Registration Statement on Form N-1A meets all of the requirements for immediate effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Norristown, and State of Pennsylvania this 30th day of September, 2011.

AMIDEXTM FUNDS, INC.
(Registrant)

/s/ Clifford A. Goldstein
CLIFFORD A. GOLDSTEIN
Its: President & Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Clifford A. Goldstein	President, Chairman	September 30th, 2011
CLIFFORD A GOLDSTEIN	Treasurer

/s/ Eli Gabay	Director	September 30th, 2011
ELI GABAY

/s/ Erica Levi Zelinger	Director	September 30th, 2011
ERICA LEVI ZELINGER